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                                                                    Exhibit 10.4

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                                WARRANT AGREEMENT



                             STUDENT ADVANTAGE, INC.

                                       and

                         THE HOLDERS REFERRED TO HEREIN



                            Dated as of June 25, 2001





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                                                  TABLE OF CONTENTS

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SECTION  1.    DEFINITIONS, ACCOUNTING TERMS AND DETERMINATIONS..............................................   1
         1.01  DEFINITIONS...................................................................................   1
         1.02  ACCOUNTING TERMS AND DETERMINATIONS...........................................................   8

SECTION  2.    PURCHASE, SALE AND EXERCISE OF WARRANTS.......................................................   8
         2.01  AUTHORIZATION AND ISSUANCE OF SHARES AND WARRANTS.............................................   8
         2.02  THE CLOSING...................................................................................   8
         2.03  INITIAL HOLDER REPRESENTATIONS, WARRANTIES AND AGREEMENTS.....................................   9
         2.04  SECURITIES ACT COMPLIANCE.....................................................................   9
         2.05  EXERCISE OF WARRANTS..........................................................................   9

SECTION  3.    REPRESENTATIONS AND WARRANTIES................................................................  11
         3.01  ISSUANCE OF WARRANTS AND WARRANT STOCK........................................................  11
         3.02  REGISTRATION RIGHTS...........................................................................  11
         3.03  PRIVATE OFFERING..............................................................................  11

SECTION  4.    TRANSFERS GENERALLY; SECURITIES ACT COMPLIANCE................................................  12
         4.01  TRANSFERS GENERALLY...........................................................................  12
         4.02  TRANSFERS OF RESTRICTED SECURITIES PURSUANT TO REGISTRATION STATEMENTS AND RULE 144, ETC......  12
         4.03  NOTICE OF CERTAIN TRANSFERS...................................................................  12
         4.04  RESTRICTIVE LEGEND............................................................................  12
         4.05  TERMINATION OF RESTRICTIONS...................................................................  13

SECTION  5.    ADDITIONAL PROVISIONS RELATING TO TRANSFERS...................................................  13
         5.01  DISPOSITION OF SECURITIES.....................................................................  13
         5.02  CANCELLATION AND REISSUANCE...................................................................  13
         5.03  TRANSFER, DIVISION AND COMBINATION............................................................  13

SECTION  6.    PUT RIGHTS....................................................................................  14
         6.01  PUT RIGHTS....................................................................................  14
         6.02  CLOSING.......................................................................................  15
         6.03  RESTRICTIVE AGREEMENTS........................................................................  16

SECTION  7.    [RESERVED]....................................................................................  17

SECTION  8.    ADJUSTMENT OF STOCK UNIT......................................................................  17
         8.01  STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS................................................  17
         8.02  ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.................................................  17
         8.03  ISSUANCE OF CONVERTIBLE SECURITIES............................................................  18
         8.04  SUPERSEDING ADJUSTMENT OF STOCK UNIT..........................................................  19
         8.05  OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION 8...............................  20
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                                      (i)

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SECTION  9.    CONSOLIDATION, MERGER, SHARE EXCHANGE, ETC.; DISTRIBUTIONS....................................  22
         9.01  CONSOLIDATION, MERGER, SHARE EXCHANGE, ETC....................................................  22
         9.02  DISTRIBUTIONS UPON DECLARATION OF DIVIDEND OR OTHER DISTRIBUTION..............................  23
         9.03  DILUTION IN CASE OF OTHER SECURITIES..........................................................  23

SECTION  10.    NOTICE TO WARRANT HOLDERS....................................................................  23
         10.01  NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE.........................................  23
         10.02  NOTICE OF CERTAIN CORPORATE ACTIONS..........................................................  23
         10.03  LIMITATION ON HOLDERS' RIGHTS................................................................  24

SECTION  11.    RESERVATION AND AUTHORIZATION OF COMMON STOCK................................................  24

SECTION  12.    TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS...........................................  25

SECTION  13.    HOLDERS' SPECIAL RIGHTS......................................................................  25
         13.01  REPLACEMENT OF INSTRUMENTS...................................................................  25
         13.02  RESTRICTIONS ON CERTAIN ACTION...............................................................  26
         13.03  RESERVED.....................................................................................  26
         13.04  BOARD ATTENDANCE.............................................................................  26
         13.05  CONFIDENTIALITY..............................................................................  27
         13.06  TRANSACTIONS WITH AFFILIATES OF THE COMPANY..................................................  28
         13.07  INDEMNIFICATION..............................................................................  28

SECTION  14.    REGISTRATION RIGHTS..........................................................................  28
         14.01  GRANT OF RIGHT...............................................................................  28
         14.02  CERTAIN DEFINITIONS..........................................................................  29
         14.03  [RESERVED]...................................................................................  30
         14.04  PIGGYBACK REGISTRATION.......................................................................  30
         14.05  EXPENSES OF REGISTRATION.....................................................................  31
         14.06  OBLIGATIONS OF THE COMPANY...................................................................  32
         14.07  INDEMNIFICATION..............................................................................  35
         14.08  INFORMATION BY GRANTEE.......................................................................  37
         14.09  TRANSFER OF REGISTRATION RIGHTS..............................................................  38
         14.10  FORM S-3 REGISTRATION........................................................................  38
         14.11  DELAY OF REGISTRATION........................................................................  39
         14.12  RULE 144 REPORTING...........................................................................  39
         14.13  MARKET STAND-OFF AGREEMENT...................................................................  39
         14.14  AMENDMENT OF REGISTRATION RIGHTS.............................................................  40
         14.15  TERMINATION OF REGISTRATION RIGHTS...........................................................  40

SECTION  15.    MISCELLANEOUS................................................................................  40
         15.01  WAIVER.......................................................................................  40
         15.02  NOTICES......................................................................................  40
         15.03  OFFICE OF THE COMPANY........................................................................  40
         15.04  EXPENSES, TRANSFER TAXES AND OTHER CHARGES...................................................  41
         15.05  AMENDMENTS, ETC..............................................................................  41
         15.06  SUCCESSORS AND ASSIGNS.......................................................................  42
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                                      (ii)
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         15.07  SURVIVAL.....................................................................................  42
         15.08  CAPTIONS.....................................................................................  42
         15.09  COUNTERPARTS.................................................................................  42
         15.10  GOVERNING LAW................................................................................  42
         15.11  SEVERABILITY.................................................................................  42
         15.12  ENTIRE AGREEMENT.............................................................................  42
         15.13  NO THIRD PARTY BENEFICIARY...................................................................  42
         15.14  SPECIFIC PERFORMANCE.........................................................................  43
         15.15  WAIVER OF JURY TRIAL.........................................................................  43
         15.16  ADMINISTRATIVE AGENT.........................................................................  43
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SCHEDULE 1 - Warrants to be issued to the Initial Holders with respect to the
Term Loans
SCHEDULE 2 - Excluded Shares of Common Stock

ANNEX 1    -          Form of Term Warrant
ANNEX 2    -          Form of Revolving Warrant
ANNEX 3    -          Form of Default Warrant


                                     (iii)
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                                WARRANT AGREEMENT


                  WARRANT AGREEMENT dated as of June 25, 2001 among STUDENT ADVANTAGE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "COMPANY"), and each of the investors signatory hereto (individually, an "INITIAL HOLDER" and, collectively, the "INITIAL HOLDERS").

                  WHEREAS, the Company and the Initial Holders are parties to a Loan Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "LOAN AGREEMENT"), providing for extensions of credit to be made by the Initial Holders thereunder in the aggregate amount of $15,000,000.

                  WHEREAS, as an inducement for the Initial Holders entering into the Loan Agreement and making the extensions of credit thereunder, the Company has agreed to issue Warrants to the Initial Holders providing for the purchase of shares of Common Stock of the Company, in the manner hereinafter provided.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1.  DEFINITIONS, ACCOUNTING TERMS AND DETERMINATIONS.

                  1.01 DEFINITIONS. Except as expressly provided herein, the following terms shall have the following meanings (all terms in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings in the plural and vice versa):

                  "ACCRUING LIABILITY" shall have the meaning assigned to such term in SECTION 6.02.

                  "ACQUISITION AGREEMENT" means that certain Agreement and Plan of Merger dated June 25, 2001 by and among the Company, Orion Acquisition Corp. and OCM Enterprises, Inc. and its stockholders, as amended and in effect from time to time.

                  "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares (including treasury shares) of Common Stock issued or sold by the Company on or after the date hereof, other than (a) the shares of Common Stock described as being issued and outstanding in Section 4.14 of the Loan Agreement, (b) the shares of Common Stock to be issued upon exercise or conversion of the Warrants,
(c) the Option Stock, (d) the shares of Common Stock issued or issuable upon conversion or exchange of shares or other securities directly or indirectly convertible into or exchangeable for Common Stock outstanding on the date hereof and listed on SCHEDULE 2 hereto, (e) the shares of Common Stock issued or issuable upon exercise of any rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock outstanding on the date

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hereof and listed on SCHEDULE 2 hereto, (f) the shares of Common Stock to be issued pursuant to the Acquisition Agreement, (g) shares of Common Stock issued or issuable by reason of a dividend, stock split, splitup or other distribution on shares of Common Stock that are covered by Section 8.01 and (h) any shares of Common Stock issued or issuable with the prior written consent of the Majority Holders.

                  "AFFILIATE" shall have the meaning assigned thereto in Rule 12b-2 of the Exchange Act.

                  "APPLICABLE PRICE" shall mean, with respect to the issuance of securities by the Company to any Person, the higher of (i) the Current Warrant Price per share of Common Stock and (ii) 90% of the Current Market Price per share of Common Stock.

                  "BOARD" shall mean the Board of Directors of the Company.

                  "BUSINESS DAY" shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  "COMMENCEMENT DATE" shall mean the date specified in a Warrant on and after which such Warrant shall be exercisable.

                  "COMMISSION" shall mean the Securities and Exchange Commission or any other similar or successor agency of the Federal government with primary responsibility for administering the Securities Act.

                  "COMMON STOCK" shall mean the Company's authorized Common Stock, par value $0.01 per share, and any stock into which such Common Stock may thereafter be changed, including any subdivisions, combinations, consolidation, splits or reclassifications thereof, and also shall include stock of the Company of any other class (including, without limitation, any future class(es) of such Common Stock), which is not preferred as to dividends or assets over any class of stock of the Company.

                  "COMPANY" shall have the meaning assigned to such term in the forepart of this Agreement, and shall include any successors and permitted assigns of the Company.

                  "COMPANY NOTICE DATE" shall have the meaning assigned to such term in SECTION 6.01.

                  "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable for Additional Shares of Common Stock or Convertible Securities, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrant, option or other rights to subscribe for or purchase Additional Shares of Common Stock or Convertible Securities.

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                  "CURRENT MARKET PRICE", per share of Common Stock, for the purposes of any provision hereof or of a Warrant at the date herein or therein specified, shall be deemed to be the average of the daily market prices for each day during the 20 consecutive trading days immediately preceding such date as of which such a price can be established in the manner set forth in the next sentence. The market price for each such trading day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System, or as quoted by the Nasdaq National Market System, or if such last sale price is not available or if the Common Stock is listed on a securities exchange then the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if not so reported, quoted or listed, the average of the closing bid and asked prices as reported in either such system. If the Current Market Price per share of Common Stock cannot be ascertained by any of the foregoing methods, the Current Market Price per share of Common Stock shall be deemed to be the Fair Value of the Common Stock.

                  "CURRENT WARRANT PRICE", for the purpose of any provision hereof or of a Warrant at the date herein or therein specified, shall mean the amount per share of Common Stock equal to the quotient resulting from dividing the Exercise Price per Stock Unit in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

                  "DEFAULT WARRANTS" shall mean the warrant certificates covering the purchase of Stock Units, each in the form of Annex 3 to this Agreement, originally issued by the Company pursuant to SECTION 2 hereof, and all Default Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Article VIII of the Loan Agreement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or any replacement act.

                  "EXERCISE NOTICE" shall have the meaning assigned to such term in SECTION 2.05 hereof.

                  "EXERCISE PERIOD" shall have the meaning assigned to such term in SECTION 2.05 hereof.

                  "EXERCISE PRICE" shall mean $0.01 per Stock Unit, as adjusted from time to time in accordance with Section 11.

                  "EXPIRATION DATE" shall mean June 25, 2005.

                  "FAIR VALUE" per share of Common Stock (or other property as the case may be) shall be the fair market value as determined in good faith by the Board, provided that if the Majority Holders disagree with such determination (in the case of valuing other property, such

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                                     - 4 -


disagreement to be communicated in writing to the Company within 30 days of the later of the date on which the Company enters into an agreement to acquire such other property and the date on which the Holders receive from the Company information reasonably sufficient to enable them to determine the accuracy of the Board's determination of Fair Value including any certificate required pursuant to Section 10.01), then the Company and the Majority Holders shall each designate a representative, and such representatives will meet and use their best efforts to reach an agreement on the Fair Value. If the representatives designated by the Company and the Majority Holders are unable to reach such an agreement, then the Majority Holders will submit a list of at least three independent appraisers each of which is a recognized independent expert experienced in valuing businesses similar or related to the principal business of the Company and its Subsidiaries (or other property, as the case may be). The Company shall select one of the independent appraisers set forth on such list. The independent appraiser so selected by the Company will determine the fair market value of a share of Common Stock (or other property, as the case may be) and its determination thereof will be final and binding on all parties concerned. The Company will provide the independent appraiser so selected by the Company with all information about the Company and its Subsidiaries (or other property, as the case may be) which such independent appraiser reasonably deems necessary for determining the Fair Value. The fees and expenses of the appraisal process (including those of the independent appraiser) will be paid by the Company, PROVIDED that, with respect to the Board's determination of the Fair Value of other property, if the fair market value of such other property as determined by the independent appraiser is equal to or exceeds the Board's determination of fair market value and (if the appraisal process is initiated before the Loans have been repaid and the Commitments terminated (as those terms are defined in the Loan Agreement)) a court of competent jurisdiction determines in a final and nonappealable judgment that a Holder who is one of the Majority Holders, in disagreeing with the Board's determination, was guilty of gross negligence or willful misconduct, then such Holder shall reimburse the Company for such fees and expenses. The Company may require that the independent appraiser keep confidential any non-public information received as a result of this paragraph pursuant to reasonable confidentiality arrangements.

                  "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

                  "GOVERNMENT AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any such government.

                  "HOLDER" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of this Agreement, including any transferees of Warrants or Warrant Stock in accordance with the terms of this Agreement or shares of Interest Stock pursuant to the Loan Agreement, including any transferees of shares of Interest Stock; PROVIDED, HOWEVER, that a holder of Warrant Stock or Interest Stock purchased pursuant to an effective registration statement or pursuant to paragraph (k) of Rule 144 shall not be deemed a Holder.

                  "INITIAL HOLDER" shall have the meaning assigned to such term in the forepart of this Agreement.

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                                     - 5 -

                  "INTEREST STOCK" shall mean the shares of Common Stock of the Company, if any, issued to the Lenders party to the Loan Agreement pursuant to
SECTION 2.09(c) of the Loan Agreement.

                  "LIEN" shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, conditional sale or title retaining contract, sale and leaseback transaction, financing statement filing, or any other type of lien, charge, encumbrance or preferential arrangement.

                  "LOAN AGREEMENT" shall have the meaning assigned to such term in the forepart of this Agreement.

                  "MAJORITY HOLDERS" shall mean Holders of a majority of the Warrant Stock issued or issuable upon exercise of the Warrants. For purposes of giving notices hereunder, Holders of Warrants shall be deemed holders of Warrant Stock issued upon the exercise thereof.

                  "OPTION STOCK" shall mean shares of Common Stock issued or issuable in accordance with the stock option plans, stock incentive plans, stock purchase plans or other arrangements for the benefit of employees, directors or consultants of the Company or any of its Subsidiaries existing at the date hereof, including any such plans of a target company assumed by the Company or any of its Subsidiaries in connection with an acquisition of such target company, PROVIDED that such plans are existing at the date of such acquisition and were not adopted or modified to increase the number of shares issuable thereunder in anticipation of such acquisition, or under successor plans that do not permit the issuance of Common Stock, including notional Common Stock underlying "phantom" stock, in an amount greater than would be permitted under plans existing at the date hereof (or on the date of acquisition of such target company), provided further that from and after the later of (i) December 25, 2002 and (ii) the date the Loans (as defined in the Loan Agreement) are paid in full and the Commitments (as defined in the Loan Agreement) are terminated, "Option Stock" shall mean shares of Common Stock issued or issuable in accordance with the stock option plans, stock incentive plans, stock purchase plans or other arrangements for the benefit of employees, directors or consultants of the Company or any of its Subsidiaries approved by the Board .

                  "OTHER SECURITIES" shall mean any stock (other than Warrant Stock) and other securities of the Company or any other Person (corporate or otherwise) which a Holder at any time shall be entitled to receive, or shall have received, upon exercise of the Warrants held by such Holder or pursuant to
SECTION 9 hereof, in lieu of or in addition to Warrant Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Stock or Other Securities received in an earlier exchange, exercise or replacement of Warrant Stock.

                  "PARTICIPATING SECURITY" shall mean any security (other than Common Stock as constituted on the date hereof or a Convertible Security) the rights of the holders of which are not limited to (i) a fixed sum or percentage of liquidation preference or principal amount, (ii) a sum determined by reference to a formula based on a published index of interest rates, (iii) an interest rate publicly announced by a financial institution or a similar index of interest rates in respect of interest or dividends or (iv) a fixed sum or percentage of principal amount or liquidation preference in any distribution of assets.

                  "PERMITTED CONTRACTUAL RESTRICTION" shall have the meaning assigned to such term in SECTION 6.02.

                  "PERMITTED TRANSFEREE" shall mean (a) an "Affiliate" or "Subsidiary" of such Holder as those terms are defined in Rule 405 under the Securities Act, (b) a spouse (other than pursuant to any divorce or separation proceedings or settlement), parent, child (natural or adopted), stepchild or grandchild or a trust or a family limited partnership for the benefit of any one or more of such persons in the case of a transferring holder that is an individual, (c) any person receiving Restricted Securities pursuant to a distribution without consideration by an Initial Holder (or a Permitted Transferee thereof) that is a partnership to any of its partners, retired partners, or to the estate of any of its partners, and (d) any person receiving Restricted Securities pursuant to a distribution without consideration by an Initial Holder (or a Permitted Transferee thereof) that is a corporation or limited liability company to any of its shareholders or members, as applicable.

                  "PERSON" shall mean a corporation, an association, a limited liability company, a partnership, a joint venture, an organization, a business, an individual or a Government Authority.

                  "PUT NOTICE" shall have the meaning assigned to such term in
SECTION 6.01.

                  "PUT POSTPONEMENT" shall have the meaning assigned to such term in SECTION 6.02.

                  "PUT RESPONSE NOTICE" shall have the meaning assigned to such term in SECTION 6.02.

                  "PUT RIGHT" shall have the meaning assigned to such term in
SECTION 6.01.

                  "PUT WITHDRAWAL NOTICE" shall have the meaning assigned to such term in SECTION 6.02.

                  "REPRESENTATIVE" shall have the meaning assigned to such term in SECTION 13.04 of this Agreement.

                  "REGISTRABLE SECURITIES" shall have the meaning assigned to such term in SECTION 14.02.

                  "RESTRICTED CERTIFICATE" shall mean a certificate for Common Stock, Warrants or Other Securities bearing the restrictive legend set forth in
SECTION 4.04 hereof.

                  "RESTRICTED SECURITIES" shall mean Restricted Stock and Restricted Warrants.

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                                     - 7 -

                  "RESTRICTED STOCK" shall mean Common Stock evidenced by a Restricted Certificate.

                  "RESTRICTED WARRANTS" shall mean Warrants evidenced by a Restricted Certificate.

                  "REVOLVING WARRANTS" shall mean the warrant certificates covering the purchase of Stock Units, each in the form of Annex 2 to this Agreement, originally issued by the Company pursuant to SECTION 2 hereof, and all Revolving Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

                  "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act and any successor provision thereto, all as the same shall be in effect at the time.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time or any replacement act.

                  "STOCKHOLDER" shall mean any Person who directly or indirectly owns any shares of Common Stock of the Company.

                  "STOCK UNIT" shall mean one share of Common Stock, as such Common Stock is constituted on the date hereof and any stock into which such Common Stock may thereafter be changed, and thereafter shall mean such number of shares (including any fractional shares) of Common Stock and Other Securities, cash or other property as shall result from the adjustments specified in SECTIONS 8 and 9 hereof.

                  "SUBSIDIARY" shall mean, for any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity is at the time directly or indirectly owned or controlled by such Person and/or one or more Subsidiaries of such Person.

                  "TERM WARRANTS" shall mean the warrant certificates covering the purchase of Stock Units, each in the form of Annex 1 to this Agreement, originally issued by the Company pursuant to SECTION 2 hereof, and all Term Warrants issued upon transfer, division or combination of, or in substitution for, any thereof.

                  "TRANSFER" shall mean any disposition of any Restricted Securities, or of any interest in any thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                  "TRANSFERRED WARRANT" shall have the meaning assigned to such term in SECTION 5.03.

                  "WARRANTS" shall mean, collectively, the Term Warrants, Revolving Warrants and Default Warrants.

                  "WARRANT STOCK" shall mean the shares of Common Stock of the Company purchasable or purchased upon the exercise of Warrants issued by the Company, including any such Common Stock into which such Common Stock may thereafter be changed.

                  1.02 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all certificates and reports as to financial matters required to be delivered to the Holders hereunder and under the Warrants shall be prepared, in accordance with GAAP. All calculations made for purposes of determining compliance with the terms of this Agreement and the Warrants shall (except as may be expressly provided herein) be made by application of GAAP.

                  Section 2.  PURCHASE, SALE AND EXERCISE OF WARRANTS.

                  2.01 AUTHORIZATION AND ISSUANCE OF SHARES AND WARRANTS. The Company has authorized: (a) the issue of the Warrants for issuance to the Initial Holders pursuant to this Agreement; and (b) the reservation for issuance of such number of shares of its Common Stock as shall be issuable upon exercise of the Term Warrants and Revolving Warrants.

                  2.02  THE CLOSING.

                  (a) The Company shall issue to each Initial Holder, on the date hereof and for no cash consideration, Term Warrants covering such number of Stock Units as is specified opposite the name of such Initial Holder in SCHEDULE 1 hereto and a Revolving Warrant. The number of shares of Common Stock comprising each Stock Unit covered by the Warrants issued under this Agreement shall be subject to adjustment as provided in SECTIONS 8 and 9 hereof.

                  (b) On the date hereof the Company shall deliver to each Initial Holder (i) a single certificate for the Term Warrants representing the number of Stock Units as is specified opposite the name of such Initial Holder in COLUMN A OF SCHEDULE 1 hereto, (ii) a single certificate for the Term Warrants representing the number of Stock Units as is specified opposite the name of such Initial Holder in COLUMN B OF SCHEDULE 1 hereto, (iii) a single certificate for the Term Warrants representing the number of Stock Units as is specified opposite the name of such Initial Holder in COLUMN C OF SCHEDULE 1 hereto, and (iv) a single certificate for the Revolving Warrant, each such certificate registered in the name of such Person, except that, if such Person shall notify the Company in writing prior to such issuance that it desires certificates for such Warrants to be issued in other denominations or registered in the name or names of any Person or Persons referred to in SECTION 5.01(a)(i) or (ii) hereof or any nominee or nominees for its or their benefit, then if permitted under applicable law the certificates for such Warrants to be issued by the Company shall be issued to such Person in the denominations and registered in the name or names specified in such notice.

                  (c) Within three Business Days after receipt of written notice from the Administrative Agent under the Loan Agreement of the occurrence of an Event of Default (as defined therein), the Company shall deliver to each Lender at such time a single certificate for the Default Warrants representing the number of Stock Units equal to the sum of (i) such Lender's outstanding Revolving Loans (as defined therein) including accrued interest at such


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                                     - 9 -


time divided by $1,000 plus (ii) the product of 10,000 and a fraction the numerator of which is such Lender's outstanding Term Loans (as defined therein) including capitalized interest and accrued interest at such time and the denominator of which is $10,000,000, each such certificate registered in the name of such Person, except that, if such Person shall notify the Company in writing prior to such issuance that it desires certificates for such Warrants to be issued in other denominations or registered in the name or names of any Person or Persons referred to in Section 5.01(a)(i) or (ii) hereof or any nominee or nominees for its or their benefit, then if permitted under applicable law the certificates for such Warrants to be issued by the Company shall be issued to such Person in the denominations and registered in the name or names specified in such notice.

                  2.03 INITIAL HOLDER REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each Initial Holder represents and warrants to, and agrees with the Company that (a) such Initial Holder is purchasing for its own account, and not with a view to the resale or distribution of such Warrants or the Warrant Stock or any part thereof, and such Initial Holder is prepared to bear the economic risk of retaining such Warrants and the Warrant Stock for an indefinite period, all without prejudice, however, to the right of such Initial Holder at any time, in accordance with this Agreement, lawfully to sell or otherwise to dispose of all or any part of such Warrants or the Warrant Stock held by it, (b) such Initial Holder is experienced in evaluating and investing in securities, and understands that the Warrants and the Warrant Stock will be restricted securities, and that a legend to that effect shall be placed on the Restricted Securities, and no public market shall exist for the disposition or transfer of such Restricted Securities, (c) the acquisition, holding and any transfer of any Restricted Securities by an Initial Holder shall be in compliance with all laws applicable to such Initial Holder and (d) such Initial Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  2.04 SECURITIES ACT COMPLIANCE. Each Initial Holder understands that the Company has not registered or qualified the Warrants or the Warrant Stock under the Securities Act or any applicable state securities laws and each Initial Holder agrees that neither the Warrants nor the Warrant Stock shall be sold or offered for sale without registration under the Securities Act or the availability of an exemption therefrom, all as more fully provided in
SECTION 4 hereof.

                  2.05 EXERCISE OF WARRANTS. Each Warrant shall be exercisable beginning on the Commencement Date specified in such Warrant and until 5:00 p.m., New York City time, on the Expiration Date (the "EXERCISE PERIOD"). On and after the date hereof, each Holder may, on one or more occasions, on any Business Day, in whole or in part:

                  (a) exercise for cash all or some of the Warrants held by it which are exercisable on such date pursuant to their terms; and

                  (b) convert all or some of the Warrants held by it which are exercisable on such date pursuant to their terms into the number of shares of Common Stock for each Stock Unit evidenced by such Warrant which is being so converted, equal to (a)(i) the product of (x) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion MINUS (ii) the Exercise Price per Stock Unit at the time of such conversion, DIVIDED BY (b) the Current Market Price per share of Common Stock at the time of such conversion, in each case by delivering to the Company, at its office maintained for such purpose pursuant to SECTION 15.03 hereof:

                  (i) a written notice (the "EXERCISE NOTICE") of such Holder's election to exercise such Warrant or convert such Warrant, as the case may be, in the form of the Exercise Form set out at the end thereof (or a reasonable facsimile thereof), which notice shall specify the number of Stock Units to be purchased or converted, as the case may be; and

                  (ii)     such Warrant,

and, in the case of an exercise of such Warrant, a certified or bank check or checks payable to the Company in an aggregate amount equal to the aggregate Exercise Price for the number of Stock Units as to which such Warrant is being exercised. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Holder a stock certificate or certificates representing the aggregate number of shares of Warrant Stock and Other Securities issuable upon such exercise or conversion and any other property to which such Holder is entitled by virtue of the exercise of any Warrants.

                  The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of such Holder or such name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a Stockholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and the Warrant to which such exercise relates is received by the Company as aforesaid, and all taxes required to be paid by Holder, if any, pursuant to
SECTION 15.04(C) hereof, prior to the issuance of such shares have been paid. If such Warrant shall have been exercised or converted only in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock and Other Securities, execute and deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase (or convert) the unpurchased (or unconverted) Stock Units called for by such Warrant (including Stock Units that may become purchasable in the future with the passage of time or as a result of adjustments pursuant to the terms of such Warrant), which new Warrant shall in all other respects be identical with the surrendered Warrant.

                  The Company shall not be required to issue a fractional share of Common Stock or Other Securities upon exercise or conversion of any Warrant. As to any fraction of a share of Common Stock or Other Securities which a Holder would otherwise be entitled to purchase upon such exercise or conversion, the Company may in lieu of the issuance of a fractional share either (i) pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock or Other Securities on the date of exercise or (ii) issue a number of shares rounded up to the next higher whole share.

                  Section 3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Initial Holders that:

                  3.01 ISSUANCE OF WARRANTS AND WARRANT STOCK. The Warrant Stock initially covered by the Warrants will, when issued and delivered against payment therefor in accordance with the Warrants, be duly and validly issued, fully paid and nonassessable and free and clear of all Liens; and none of the Warrant Stock issued pursuant to the terms hereof will be in violation of any preemptive rights.

                  3.02 REGISTRATION RIGHTS. There is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act other than (i) a registration relating solely to employee benefit plans, (ii) the Investor Rights Agreement, dated as of October 20, 1998, among the Company and the other parties named therein (the "Investor Rights Agreement"), (iii) the Registration Rights Agreement, among the Company and the stockholders of OCM Enterprises, Inc., entered into in connection with the transactions contemplated by the Acquisition Agreement, (iv) the Registration Rights Agreement, dated as of October 27, 2000, between the Company and At Home Corporation, (v) the Registration Rights Agreement, dated as of October 27, 2000, between the Company and Hare & Co. f/b/o John Hancock Small Cap Value Fund, (vi) the Registration Rights Agreement, dated as of May 1, 2001, between the Company and Baystar Capital, L.P., (vii) the Registration Rights Agreement, dated as of May 1, 2001, between the Company and Baystar International, Ltd., (viii) the Registration Rights Agreement, dated as of May 1, 2001, between the Company and Jennison Associates LLC as subadviser for the Prudential Small Company Fund, Inc., (ix) the Registration Rights Agreement, dated as of May 1, 2001, between the Company and Jennison Associates LLC as subadviser for The Prudential Insurance Company of America Variable Contract Account-6, (x) the Registration Rights Agreement, dated as of May 1, 2001, between the Company and Greylock IX Limited Partnership, and (xi) the Asset Purchase Agreement, dated as of August 21, 2000, among the Company, CollegeClub.com, Inc., Campus 24, Inc., and CollegeStudent.com, Inc. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby will not (in each such case, without regard to the parenthetical at the end of the second sentence of the second paragraph of
Section 14.04(b) hereof), result in a violation or breach of or default under any of such registration rights agreements or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries except for the Investor Rights Agreement.

                  3.03 PRIVATE OFFERING. Assuming the truth and accuracy of the Initial Holders' representations and warranties contained in SECTION 2.03, the issuance and sale of the Warrants to the Initial Holder hereunder are exempt from the registration requirements of the Securities Act. The Company agrees that neither it nor anyone acting on its behalf has offered or will offer the Warrants or the Warrant Stock, or any part thereof, or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of the Warrants within the provisions of Section 5 of the Securities Act.

                  Section 4.  TRANSFERS GENERALLY; SECURITIES ACT COMPLIANCE.

                  4.01 TRANSFERS GENERALLY. Except as otherwise permitted by
SECTION 5 hereof, the Restricted Securities shall be transferable only upon the conditions specified in this SECTION 4, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any Restricted Securities. Any Holder shall, by its acceptance of any Warrant hereunder, be deemed to have made the representations, warranties and agreements set forth in SECTION 2.03 hereof on the date of such acceptance.

                  4.02 TRANSFERS OF RESTRICTED SECURITIES PURSUANT TO REGISTRATION STATEMENTS AND RULE 144, ETC. The Restricted Securities may be offered or sold by the Holder thereof pursuant to (a) an effective registration statement under the Securities Act, (b) to the extent applicable, Rule 144 or
(c) subject to SECTION 4.03 hereof, any other applicable exemption from the Securities Act.

                  4.03 NOTICE OF CERTAIN TRANSFERS. If any Holder of any Restricted Security desires to transfer such Restricted Security other than pursuant to an effective registration statement, Rule 144 under the Securities Act or in accordance with SECTION 5.01 hereof, such Holder shall deliver to the Company at least three Business Days' prior written notice with respect to the proposed transfer, together with an opinion (obtained at such Holder's expense) of Milbank, Tweed, Hadley & McCloy LLP, or other counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

                  4.04 RESTRICTIVE LEGEND. Until otherwise permitted by this
SECTION 4, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any subsequent transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant, each certificate for any Warrant Stock issued to any subsequent transferee of any such certificate, each certificate for any Other Securities issued in connection with the exercise of any Warrant, each certificate for any Other Securities issued to any subsequent transferee of any such certificate in respect thereof, each certificate for Interest Stock issued pursuant to the Loan Agreement and each certificate for Interest Stock issued to any subsequent transferee of any such certificate in respect thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE

                  COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED."

                  4.05 TERMINATION OF RESTRICTIONS. The restrictions imposed by this SECTION 4 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or sold under and pursuant to Rule 144 or is eligible to be sold pursuant to paragraph (k) of Rule 144. Whenever the restrictions imposed by this SECTION 4 shall terminate as to any Restricted Security as hereinabove provided, the Holder thereof shall, upon written request, be entitled to receive from the Company, without expense, a new certificate evidencing such Restricted Security not bearing the restrictive legend otherwise required to be borne by a certificate evidencing such Restricted Security.

                  Section 5.  ADDITIONAL PROVISIONS RELATING TO TRANSFERS.

                  5.01  DISPOSITION OF SECURITIES.

                  (a) Subject to compliance with the provisions of SECTION 4 hereof (except with respect to the requirement in SECTION 4.03 for an opinion of counsel to the Holder, which shall not be required under this SECTION 5.01(a)), any Holder shall have the right to transfer any Restricted Securities:

                  (i)      to a Permitted Transferee; or

                  (ii)     to another Holder.

                  5.02 CANCELLATION AND REISSUANCE. Subject to compliance with the provisions of SECTION 4 hereof, if any Initial Holder or any of its Affiliates assigns or otherwise transfers any or all of its loans and/or commitments (including by selling participations therein) arising pursuant to the Loan Agreement, or assigns or otherwise transfers any of its rights or obligations under the Loan Agreement to any Person, such Initial Holder may request (upon five Business Days' prior notice to the Company) that a number of Warrants held by such Initial Holder be cancelled on the date of such assignment and transfer and that a like number of Warrants be issued by the Company to the Person to whom such loans and/or commitments, or such rights or obligations, are being assigned or otherwise transferred. Upon the date specified in such request, the Company shall issue, and the Initial Holder shall deliver to the Company for cancellation, such number of Warrants as aforesaid and the Company and such Person shall execute and deliver an instrument pursuant to which such Person becomes a "Holder" hereunder entitled to all the benefits accorded to a Holder under, and subject to all of the obligations imposed upon a Holder pursuant to, this Agreement and the Warrants.

                  5.03 TRANSFER, DIVISION AND COMBINATION. Subject to SECTIONS 4 and 5 hereof, transfer of a Warrant and all rights thereunder, in whole or in part (the "TRANSFERRED WARRANT"), shall be registered on the books of the Company to be maintained for such purpose, upon surrender of such Transferred Warrant at the office of the Company maintained for such purpose pursuant to SECTION 15.03 hereof, together with a written assignment substantially in the form set out at the end of such Transferred Warrant, duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to SECTIONS 4 and 5 hereof and the second following sentence, (a) execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, (b) issue to the assignor a new Warrant evidencing the portion of such Transferred Warrant not so assigned or transferred and (c) promptly cancel such Transferred Warrant. A Warrant, if properly assigned in compliance with SECTIONS 4 and 5 hereof, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant or Warrants issued. Notwithstanding any provision herein to the contrary, the Company shall not be required to register the transfer of Warrants or Warrant Stock in the name of any Person who acquired such Warrant (or part thereof) or any Warrant Stock otherwise than in accordance with this Agreement.

                  The Company shall maintain with its transfer agent or at its aforesaid office, books for the registration and transfer of the Warrants.

                  Section 6.  PUT RIGHTS.

                  6.01  PUT RIGHTS.

                  (a) Whenever the Term Loans (as defined in the Loan Agreement) are paid or become due, then at any time and from time to time thereafter any Holder or Holders will have the right to require the Company to purchase all or any part of the Term Warrants (to the extent then exercisable) owned by such Holder or Holders. The right of a Holder to require the Company to purchase all or any part of the Warrants owned by such Holder shall be referred to herein as a "Put Right." If only a portion of the Term Loans is paid or becomes due, then the Put Right will exist only with respect to a number of exercisable Term Warrants equal to the same percentage by which the Term Loans were so paid or became due. Whenever the Revolving Loan Commitment (as defined in the Loan Agreement) is reduced or terminated, then at any time and from time to time thereafter any Holder or Holders will have the right to require the Company to purchase all or any part of the Revolving Warrants (to the extent then exercisable) owned by such Holder or Holders. If the Revolving Loan Commitment is reduced and not terminated, then the Put Right will exist only with respect to a number of exercisable Revolving Warrants equal to the same percentage by which the Revolving Loan Commitment was so reduced. Upon issuance of a Default Warrant, any Holder or Holders will have the right to require the Company to purchase all or any part of the Default Warrants owned by such Holder or Holders.

                  (b) A Put Right shall be exercised by such Holders by sending a notice to the Company that such Holder wishes to sell the Warrants specified in such notice. Any notice given pursuant to the first sentence of this SECTION 6.01(b) is herein called a "PUT NOTICE". Within five days after the date such Put Notice shall be received by the Company, the Company shall give a notice to the Holders of Warrants of the type specified in the Put Notice (other than the Holder who gave such Put Notice) advising them of the receipt by the Company of such Put Notice, together with a copy of such Put Notice. The date upon which the Company shall so advise the other Holders is herein called the "COMPANY NOTICE DATE".
Within 15 days after the Company Notice Date, such Holders also may give Put Notices to the Company and such Put Notices shall be deemed given as of the date the Put Notice was given by the Holder initially exercising the Put Right. The failure so to give a Put Notice by a Holder within such 15-day period shall be without prejudice to the right of such Holder to give thereafter a Put Notice pursuant to this SECTION 6.

                  (c) It shall be a condition to the exercise of a Put Right that the Company not be prohibited from purchasing all Warrants put to it pursuant to a Put Notice as a result of a contractual restriction contained in the Loan Agreement restricting, directly or indirectly, the payment to the Holder under this Section 6 on account of the exercise by such Holder of the applicable Put Right (such restriction being herein called the "Permitted Contractual Restriction") that has not been waived.

                  6.02  CLOSING.

                  (a) The purchase and sale of the Warrants to be purchased from the Holders giving Put Notices shall be consummated on a date selected by the Company upon at least 10 days' prior notice to such Holders, which date shall be no later than 45 days after the date the Put Notice was given by the Holder initially exercising the Put Right. On such date, the Company shall purchase from the Holder which has given such Put Notice, and such Holder shall sell to the Company, (i) each of the Term Warrants and Revolving Warrants specified in such Put Notice at a price per Stock Unit for which such Warrant is then exercisable as follows: (A) if the Put Notice is delivered to the Company prior to the first anniversary of the date hereof, the price per Stock Unit shall be $2.50, and (B) if the Put Notice is delivered to the Company on or after the first anniversary of the date hereof, the price per Stock Unit shall be $2.50 plus interest commencing on the first anniversary of the date hereof through the date on which the related Warrants are purchased by the Company, calculated on the basis of a 360-day year and the number of actual days elapsed, at a rate per annum equal to 27% per annum and (ii) each of the Default Warrants specified in such Put Notice at a price per Stock Unit for which such Default Warrant is then exercisable of $2.50 plus interest commencing on the Commencement Date for such Default Warrant through the date on which the Default Warrant is purchased by the Company, calculated on the basis of a 360-day year and the number of actual days elapsed, at a rate per annum equal to 27% per annum. Payment of the purchase price for the Warrants so purchased by the Company shall be made in immediately available funds.

                  (b) If the Company is prohibited from purchasing all Warrants put to it pursuant to a Put Notice as a result of the Company's not having funds legally available under Delaware corporate law, then the Company shall give notice (a "PUT RESPONSE NOTICE") to each Holder which has delivered such Put Notice of the aggregate amount of such Warrants, if any, which the Company will be able to purchase, which Put Response Notice shall be delivered at the time of the notice given by the Company pursuant to the first sentence of SECTION 6.02(a). Each such Holder shall have the right to withdraw its Put Notice by delivering a notice (a "PUT WITHDRAWAL NOTICE") to the Company not later than 15 days after the giving of the Put Response Notice. If any such Holders have not timely delivered Put Withdrawal Notices, the Company thereupon shall purchase from such Holders the aggregate number of Warrants, if any, it may purchase on such date with funds legally available under Delaware corporate law for such purpose. Such purchase shall be allocated among the Holders which have not timely delivered Put Withdrawal Notices PRO RATA, based on the ratio of the number of Warrants put to the Company by each such Holder to the number of Warrants put to the Company by all such Holders.

                  If the Company is prohibited from purchasing any Warrants upon the exercise by a Holder of a Put Right for the reason described in the first sentence of this SECTION 6.02(b), then the Company shall use its best efforts to increase its legally available funds under Delaware law to an amount sufficient to enable it to purchase legally all Warrants put to it pursuant to a Put Notice, whether by means of obtaining additional financing, realizing on the assets of the Company or its Subsidiaries in part or in whole, effecting a refinancing of some or all of its then outstanding indebtedness (including any indebtedness outstanding pursuant to the Loan Agreement), or otherwise.

                  (c) If the Company is prohibited from purchasing some of or all Warrants upon the exercise by a Holder of a Put Right for the reason described in the first sentence of SECTION 6.02(b) and such Holder shall not have timely delivered a Put Withdrawal Notice, then: (i) the amount to be paid to such Holder pursuant to SECTION 6.02(a) herein shall become an accruing liability of the Company with interest thereon commencing on the date of exercise of such Put Right through the date on which the related Warrants are purchased by the Company, compounded quarterly and calculated on the basis of a 360-day year, at a rate per annum equal to 27% per annum (such liability and interest being herein called the "ACCRUING LIABILITY"); and (ii) such obligation of the Company to purchase shall otherwise be deemed suspended for so long as and to the extent that the Company is unable to repurchase such Warrants after taking all the action described in the last paragraph of SECTION 6.02(b) (a "PUT POSTPONEMENT"). At any time after the delivery of a Put Response Notice when additional funds of the Company are legally available, such funds shall immediately be used to (x) purchase the balance of the Warrants which the Company has become obligated to purchase pursuant to a Put Notice but which it has not purchased and (y) pay the interest accruing on such Warrants pursuant to this SECTION 6.02(c).

                  (d) If the Company does not purchase any Warrants upon the exercise by a Holder of a Put Right for any reason other than (i) a Permitted Contractual Restriction that has not been waived or (ii) the reason described in the first sentence of SECTION 6.02(b), then the amount to be paid to such Holder pursuant to SECTION 6.02(a) herein shall become an accruing liability of the Company with interest thereon commencing on the date of exercise of such Put Right through the date on which the related Warrants are purchased by the Company, compounded monthly and calculated on the basis of a 360-day year, at a rate per annum equal to 30% per annum.

                  6.03 RESTRICTIVE AGREEMENTS. The Company will not, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Company to satisfy its obligations under this SECTION 6 upon the exercise of a Put Right by a Holder; PROVIDED that the foregoing shall not apply to restrictions and conditions imposed by law, by the Loan Agreement or by this Agreement or with the prior written consent of the Majority Holders.

                  Section 7.  [RESERVED].

                  Section 8. ADJUSTMENT OF STOCK UNIT. The number of shares of Common Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this SECTION 8. All of the adjustments referred to in this
SECTION 8 shall apply only to Warrants which have not yet been exercised.

                  8.01 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                  (a) declare or pay a dividend payable in Additional Shares of Common Stock, or

                  (b) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then immediately after the occurrence of any such event the number of shares of Common Stock comprising a Stock Unit shall be adjusted to equal the number of shares of Common Stock which such Holder would have been entitled to receive if such holder had exercised the Warrant immediately prior to the occurrence of such event. Any adjustment under this Section 8.01 shall become effective at the close of business on the record date for such dividend or the date the subdivision or combination becomes effective.

                  8.02 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock and the consideration per Additional Share of Common Stock to be paid is less than the Applicable Price, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock PLUS the number of such Additional Shares of Common Stock so issued, and (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock PLUS the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at the Applicable Price. For purposes of this SECTION 8.02, for all issuances of shares of Common Stock, the date as of which the Applicable Price shall be computed shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Common Stock (provided that the number of shares of Common Stock comprising a Stock Unit shall not be adjusted unless and until such shares are actually issued) and (ii) the date of actual issuance of such Additional Shares of Common Stock.

                  Aggregate consideration for purposes of clause (b) in the preceding paragraph shall be determined as follows: in case any Additional Shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Company therefor, after deduction of any accrued interest or dividends and before deducting any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Company in connection therewith; in case any Additional Shares of Common Stock shall be issued or sold for a consideration other than cash payable to the Company, the consideration received therefor shall be deemed to be the Fair Value of such consideration, after deduction of any accrued interest or dividends and before deducting any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

                  Subject to SECTION 8.05 hereof, no further adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this SECTION 8.02 upon the issuance of any Additional Shares of Common Stock:

                  (a) for which an adjustment is provided under SECTION 8.01 hereof;

                  (b) which are issued pursuant to the conversion, exchange or exercise of any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such Convertible Securities pursuant to SECTION 8.03 hereof; or

                  (c) as a distribution or a dividend which is distributed or declared and paid in accordance with SECTION 9.02 hereof.

                  8.03 ISSUANCE OF CONVERTIBLE SECURITIES. If at any time the Company shall issue or sell any Convertible Securities and the consideration per share for which Additional Shares of Common Stock are deliverable upon exercise conversion or exchange of such Convertible Securities (determined by dividing
(x) the total amount received or receivable by the Company in consideration of the issuance of or subscription for such Convertible Securities, plus the minimum aggregate amount of premiums (if any) payable to the Company upon such exercise, conversion or exchange, by (y) the total maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent amendment of such number) necessary to effect the exercise, conversion or exchange of all such Convertible Securities) shall be less than the Applicable Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock PLUS the total maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent amendment of such number) outstanding after giving effect to the assumed exercise or conversion of all such Convertible Securities, and (b) the denominator of which shall be the number of shares of

Common Stock outstanding immediately before such date PLUS the number of shares of Common Stock which the aggregate consideration (as calculated pursuant to clause (x) and (y) above) for the total number of such Convertible Securities so issued or sold would purchase at the Applicable Price. For purposes of this Section 8.03, but without limiting the effect of SECTION 8.04, for all issuances of Convertible Securities, the date as of which the Applicable Price shall be computed shall be the date of actual issuance of such Convertible Securities.

                  Aggregate consideration for purposes of clause (b) in the preceding paragraph shall be determined as follows: in case any Convertible Securities shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Company (as calculated pursuant to clauses (x) and (y) above) therefor, after deduction of any accrued interest or dividends and before deducting any expenses incurred or any underwriting commissions or concessions or discounts or, in the case of a private placement thereof, finders' fees or commissions paid or allowed by the Company in connection therewith; in case any such Convertible Securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Company, the consideration received therefor (calculated pursuant to clauses (x) and (y) above) shall be deemed to be the Fair Value of such consideration, after deduction of any accrued interest or dividends and before deducting any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith.

                  No further adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this SECTION 8.03 upon the issuance or sale of any Convertible Securities or the conversion or exchange of such Convertible Securities into Additional Shares of Common Stock:

                  (A) if any such adjustment in respect thereof shall previously have been made upon the setting of a record date therefor, or upon any deemed issuance or sale of such options, rights or convertible or exchangeable securities; or

                  (B) as a distribution or a dividend which is distributed or declared and paid in accordance with SECTION 9.02 hereof.

                  8.04 SUPERSEDING ADJUSTMENT OF STOCK UNIT. If, at any time after any adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to SECTION 8.03 hereof as a result of the issuance of any Convertible Securities, or after any new adjustment of the number of shares of Common Stock comprising a Stock Unit shall have been made pursuant to this SECTION 8.04, (a) such Convertible Securities shall expire, and all or a portion of such Convertible Securities shall not have been exercised or treated as having been exercised or otherwise cancelled or acquired by the Company in connection with any settlement (including, without limitation, any cash settlement) of such Convertible Securities, or (b) there has been any change (whether by the passage of time or otherwise) in the number of shares issuable upon exercise, conversion or exchange of such Convertible Securities (including as a result of the operation of antidilution provisions applicable thereto), or (c) the consideration per share for which Additional Shares of Common Stock are issuable pursuant to the terms of any Convertible Securities, or the maturity thereof, shall be changed
(whether by the passage of time or otherwise), then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such Convertible Securities on the basis of:

                  (i) treating the number of Additional Shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such Convertible Securities as having been issued on the date or dates of such issuance as determined for purposes of such previous adjustment and for the consideration actually received and receivable therefor;

                  (ii) treating the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto as may have been changed pursuant to the terms thereof through the date of the recomputation required by this Section 8.04, but without regard to any provision contained therein for a subsequent amendment of such number) necessary to effect the exercise, conversion or exchange of all Convertible Securities which then remain outstanding, as having been issued (subject, however, to further adjustment under this SECTION 8.04); and

                  (iii) making the computations called for in SECTION 8.03 hereof on the basis of the revised terms of such Convertible Securities as if the options, rights or securities being subject to recomputation were newly issued as of the relevant recomputation date and, if and to the extent called for by the foregoing provisions of this SECTION 8 on the basis aforesaid, a new adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made, and such new adjustment shall supersede the previous adjustment so rescinded and annulled.

         No readjustment of the number of shares of Common Stock comprising a Stock Unit pursuant to this SECTION 8.04 shall increase or decrease the applicable number of shares by an amount in excess of the adjustment originally made to the number of shares of Common Stock comprising a Stock Unit in respect of the issue, sale or grant of the applicable Convertible Securities.

                  8.05 OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS
SECTION 8. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this SECTION 8, irrespective of the accounting treatment of any consideration described below:

                  (a) COMPUTATION OF CONSIDERATION FOR DIVIDENDS. In case of the issuance at any time of any Additional Shares of Common Stock in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock consideration equal to the amount of such dividend so paid or satisfied.

                  (b) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this SECTION 8 shall be made whenever and as often as any specified event requiring an adjustment shall occur except that any adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in SECTION 8.01 hereof) if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the aggregate Exercise Price for all Warrants then outstanding. Any adjustment representing a change of less than such minimum percent (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this SECTION 8 and not previously made, would result in such a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) FRACTIONAL INTERESTS.  In computing adjustments under this
         SECTION 8, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                  (d) WHEN ADJUSTMENT NOT REQUIRED. (i) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to Stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled, and no adjustment in the number of shares of Common Stock thereafter comprising a Stock Unit under SECTION 8.02 or
         8.03 hereof shall be made in respect of the Warrants held by such Holder.

                  (e) OTHER ACTION AFFECTING COMMON STOCK. In the case at any time or from time to time the Company shall take any action affecting its Common Stock or any Subsidiary of the Company shall take any action affecting the capital stock of such Subsidiary, other than an action described in any of the foregoing SECTIONS 8.01 through 8.04 (inclusive), or in SECTION 9, then, unless in the reasonable opinion of the Board such action will not have an adverse effect upon the rights of the Holders of the Warrants, the number of shares of Common Stock or Other Securities comprising a Stock Unit shall be adjusted in such manner and at such time as the Board may reasonably determine in good faith to be equitable in the circumstances (it being agreed that such adjustment shall be subject to the reasonable approval of the holders of Warrants entitled to purchase a majority of the Stock Units covered by all the Warrants).

                  (f) NO ADJUSTMENT OF STOCK UNITS. Notwithstanding anything to the contrary in this Agreement, but subject to the terms set forth within the Warrants themselves, the number of Stock Units covered by each Warrant shall remain fixed at the number specified on the warrant certificates originally issued by the Company pursuant to SECTION 2 hereof and shall not be subject to any adjustment under this Agreement.

                  Section 9. CONSOLIDATION, MERGER, SHARE EXCHANGE, ETC.; DISTRIBUTIONS. The provisions set forth in this SECTION 9 shall apply only to Warrants which have not yet been exercised.

                  9.01 CONSOLIDATION, MERGER, SHARE EXCHANGE, ETC. In case a consolidation, merger or share exchange of the Company shall be effected with another Person after the date hereof and the Company shall not be the surviving entity, or the Company shall be the surviving entity but its Common Stock shall be changed into securities or other property of another Person, or the sale, lease or transfer of all or substantially all of its assets to another Person shall be effected after the date hereof, or the Company effects a recapitalization, then, as a condition of such consolidation, merger, share exchange, sale, lease, recapitalization or transfer, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive, upon the exercise of its Warrants, on the basis and the terms and conditions specified herein (and in lieu of each Stock Unit immediately theretofore purchasable and receivable upon the exercise of the Warrants), the highest amount of cash, securities or other property to which such Holder would actually have been entitled as a Stockholder upon such consummation if such Holder had exercised its Warrants immediately prior to such event (taking into account the availability of any election available to Stockholders in connection with such consolidation, merger, share exchange, sale, lease, recapitalization or transfer), subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in SECTION 8 and this SECTION 9.01. The Company shall not effect any such consolidation, merger, share exchange, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, merger or share exchange or the Person purchasing, leasing or otherwise acquiring such assets shall assume, by written instrument, the obligation to deliver to such Holder, upon the exercise of its Warrants, such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, such Holder may be entitled to upon the exercise of its Warrants. The above provisions of this
SECTION 9.01 shall similarly apply to successive consolidations, mergers, share exchanges, sales, leases, recapitalizations or transfers.

                  9.02 DISTRIBUTIONS UPON DECLARATION OF DIVIDEND OR OTHER DISTRIBUTION. So long as any Warrants remain outstanding, the Company shall pay, upon the declaration and payment of any dividend or distribution (whether such dividend or distribution is in the form of cash, debt securities, equity securities or other property) on any class of Common Stock, to each Holder the dividend or distribution that such Holder would be otherwise entitled to receive had such Holder exercised the Warrants held by it in full immediately prior to the taking of record of those holders of Common Stock entitled to any such dividend or distribution. If such dividend or distribution is in the form of a voting equity security, such Holder will be entitled to receive, at its option, in its stead non-voting equity securities otherwise identical to and convertible at such Holder's option into the equity securities to which such Holder is otherwise entitled thereunder and continuing benefiting from antidilution provisions similar to those herein. If a Warrant is not then exercisable, such payment shall be postponed until such Warrant becomes exercisable. This provision shall not apply to stock dividends of Additional Shares of Common Stock, or to a reclassification or recapitalization, PROVIDED that the Company adjusts the number of shares of Common Stock comprising a Stock Unit pursuant to
SECTION 8.01 hereof.

                  9.03 DILUTION IN CASE OF OTHER SECURITIES. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in SECTION 9.01 hereof) or to subscription, purchase or other acquisition pursuant to any rights, options, warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock, issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of SECTION 8 hereof, the purchase rights granted by the Warrants, then, and in each such case, the computations, adjustments and readjustments provided for in said SECTION 8 with respect to the Stock Units shall be made as nearly as reasonably possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the Holders against the effect of such dilution in a similar manner.

                  Section 10.  NOTICE TO WARRANT HOLDERS.

                  10.01 NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. So long as any Warrant remains outstanding, whenever the number of shares of Common Stock comprising a Stock Unit shall be adjusted pursuant to SECTION 8 or 9 hereof, the Company shall forthwith obtain a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a statement of the Applicable Price of Additional Shares of Common Stock or other securities issued or sold and, if the consideration therefor was other than cash, a description of how such consideration was valued), specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to SECTION 9 hereof) describing the number and kind of any other securities comprising a Stock Unit, and any change in the Exercise Price, after giving effect to such adjustment or change. The Company shall promptly and in any case within 10 days after the making of such adjustments cause a signed copy of such certificate to be delivered to each Holder in accordance with SECTION 15.02 hereof. The Company shall keep at its office or agency, maintained for the purpose pursuant to SECTION 15.03 hereof, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective permitted purchaser of a Warrant designated by a holder thereof.

                  10.02 NOTICE OF CERTAIN CORPORATE ACTIONS. So long as any Warrant remains outstanding, in case the Company shall propose (a) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock, or (b) to offer to the holders of its Common Stock rights to subscribe for or to purchase any Additional Shares of Common Stock or Other Securities, rights or options, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Common Stock), or
(d) to effect any capital reorganization, or (e) to effect any consolidation, merger or share exchange, or any sale, lease, transfer or other disposition of all or substantially all of its assets (other than a transaction in which the Company is the surviving entity and the Common Stock is not converted into or exchanged for any other securities or property), or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each Holder, in accordance with SECTION 15.02 hereof, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or offering of rights, or the date on which such reclassification, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, if any, and the number and kind of any other shares of stock which will comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment, if any, which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

                  10.03 LIMITATION ON HOLDERS' RIGHTS. Prior to the exercise of any Warrant, the Holder thereof shall not be entitled to any rights of a Stockholder (subject to SECTION 9.02 hereof with respect to dividends and distributions), including, without limitation, the right to vote or receive dividends or other distributions, or any notice of any proceedings of the Company except as expressly provided in this Agreement.

                  Section 11. RESERVATION AND AUTHORIZATION OF COMMON STOCK. The Company shall at all times reserve and keep available for issue upon the exercise or conversion of Warrants such number of its authorized but unissued shares of Common Stock (or any stock into which such Common Stock shall be changed) as will be sufficient to permit the exercise in full of all outstanding Warrants from time to time. All shares of Common Stock (or any stock into which such Common Stock shall be changed) which shall be so issuable, when issued upon exercise of any Warrant and payment of the applicable Exercise Price therefor in accordance with the terms hereof and of the Warrants, and all shares of Interest Stock issued pursuant to the Loan Agreement, shall be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall, in its sole and absolute discretion, (i) take any corporate action which is necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock free and clear of all Liens upon the exercise of all the Warrants immediately after the taking of such action or (ii) by written notice to each Holder, increase the Exercise Price per Stock Unit so that the Exercise Price per Stock Unit equals the aggregate par value of the capital stock contained in a Stock Unit after such adjustment in the number of shares comprising a Stock Unit, and pay to each Holder a fee equal to the result obtained by multiplying
(A) the number of Stock Units issuable upon the exercise of Warrants then held by such Holder or by (B) the result obtained by subtracting the aggregate par value of the capital stock in a Stock Unit immediately prior to such adjustment from the aggregate par value of the capital stock in a Stock Unit after such adjustment.

                  Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

                  The Company will list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of the Warrants, and will maintain such listing of, all shares of Common Stock from time to time issuable upon the exercise of the Warrants. The Company will also so list on each national securities exchange, and will maintain such listing of, any Other Securities and Interest Stock if at the time any securities of the same class shall be listed on such national securities exchange by the Company.

                  Section 12.  TAKING OF RECORD; STOCK AND WARRANT TRANSFER
BOOKS.

                  (a) In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of SECTION 8 and SECTION 9.02 hereof refers to the taking of a record of such holders, the Company shall in each such case take such a record as of the close of business on a Business Day.

                  (b) The Company shall not at any time, except upon complete dissolution, liquidation and winding up, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise, conversion or transfer of any Warrant, unless otherwise required by any applicable federal, state or local law.

                  Section 13.  HOLDERS' SPECIAL RIGHTS.

                  13.01 REPLACEMENT OF INSTRUMENTS. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate or instrument evidencing any Warrants issued by the Company, and

                  (a) in the case of loss, theft or destruction, of an indemnity reasonably satisfactory to it, PROVIDED that, if the owner of the same is an Initial Holder, its own agreement of indemnity shall be deemed to be satisfactory, or if the owner of the same is a Holder the Company may require a bond, or

                  (b) in the case of mutilation, upon surrender or cancellation thereof,

the Company, at its expense, shall execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

                  13.02  RESTRICTIONS ON CERTAIN ACTION.

                  (a) The Company shall not at any time enter into an agreement or other instrument limiting in any manner its ability to perform its obligations under this Agreement or the Warrants or making such performance or the issuance of shares of Common Stock upon the exercise of any Warrant issued by it a default under any such agreement or instrument.

                  (b) So long as any Warrant remains outstanding that is exercisable or may become exercisable in the future with the passage of time or as a result of adjustments pursuant to the terms of such Warrant, neither the Company nor any of its Subsidiaries shall (i) issue any Participating Security or securities convertible into or exercisable for a Participating Security or
(ii) make or agree to make payments to any Person, such as any "phantom" stock payments, where the amount thereof is calculated with reference to fair market or equity value of the Company or any of the Subsidiaries, except for such payments pursuant to the stock incentive plans, stock option plans, stock purchase plans or other arrangements for the benefit of employees, directors or consultants of the Company or any of its Subsidiaries existing at the date hereof, including any such plans of a target company assumed by the Company or any of its Subsidiaries in connection with an acquisition of such target company, provided that such plans are existing at the date of such acquisition and were not adopted or modified to increase the number of shares issuable thereunder in anticipation of such acquisition, or under successor plans that do not permit the issuance of Common Stock, including notional Common Stock underlying "phantom" stock, in an amount greater than would be permitted under plans existing at the date hereof (or on the date of acquisition of such target company).

                  (c) So long as any Warrant remains outstanding that is exercisable or may become exercisable in the future with the passage of time or as a result of adjustments pursuant to the terms of such Warrant, without the written consent of the Majority Holders the Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness (as defined in the Loan Agreement) in an aggregate amount in excess of $25,000,000.

                  13.03  RESERVED.

                  13.04 BOARD ATTENDANCE. Until such time as the Loans (as defined in the Loan Agreement) are paid in full and the Commitments (as defined in the Loan Agreement) are terminated, Craig Huff or Gregg Zeitlin or if neither of them is affiliated with Reservoir Capital Group L.L.C. another representative (the "REPRESENTATIVE") appointed by the Majority Holders shall be entitled to attend all meetings of (i) the Board, (ii) the board of directors of any Subsidiary of the Company and (iii) any committee of (i) and (ii) above, PROVIDED, HOWEVER, that the Representative shall not be entitled to vote at any such meeting; PROVIDED, FURTHER, that in the event that the Initial Holders or their Affiliates do not constitute the Majority Holders, such Representative shall be subject to the prior written consent of the Company, such consent not to be unreasonably withheld. The Company shall give each Representative notice of all such meetings at the same time and in the same manner as notice is given to members of the Board and of the board of directors of each Subsidiary of the Company. Each Representative shall be entitled to receive all written materials and other information given to the directors of the Company and the directors of each Subsidiary of the Company in connection with such meetings at the same time and in the same manner and form as such materials and information are given to the directors; PROVIDED that the Company reserves the right to withhold any information and to exclude the Representative from any meeting or portion thereof if, in the reasonable judgment of the Chairman of the Board of Directors or the Board of Directors of the Company, (i) attendance of the Representative would result in loss of the Company's attorney-client privilege with respect to communications by counsel at the meeting, or (ii) such information or the agenda for such meeting relate to matters concerning the business relationship between the Company on the one hand and the Initial Holders solely in their capacity as lenders to the Company on the other hand, where such matters present a conflict of business interests between the Company and the Initial Holders in their capacities as lenders (it being understood that general discussions concerning the repayment or refinancing of any amounts owing under the Loan Agreement and similar matters shall not generally present conflicts of business interests). Each of the Holders agrees to cause the Representative to comply with the provisions of this Section, and each Representative shall be deemed to have agreed to comply with the provisions of this Section by accepting any Information (as defined below) or attending a meeting described above in this Section.

                  13.05 CONFIDENTIALITY. Each of the Holders agrees to maintain the confidentiality of the Information (as defined below) and not to disclose or divulge the Information, except that Information may be disclosed (i) to its Affiliates (it being understood that such Affiliates to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed that acceptance of such Information or attendance at a Board meeting will constitute acceptance of the provisions of this Section),
(iii) to the extent requested by any regulatory authority, following notice to the Company to the extent such notice is reasonably practicable (provided such Holder takes reasonable steps as requested by and at the expense of the Company to minimize the extent of any such required disclosure), (iv) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided such Holder takes reasonable steps as requested by and at the expense of the Company to minimize the extent of any such required disclosure),
(v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) with the prior written consent of the Borrower or (vii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Holder on a nonconfidential basis from a source other than the Company. For the purposes of this paragraph, "INFORMATION" means all information received from the Company or its Subsidiaries relating to the Company, its Subsidiaries or its business (including information received pursuant to SECTION 13.04 above), other than any such information that is available to such Holder on a nonconfidential basis prior to disclosure by the Company or such Subsidiary; PROVIDED that, in the case of information received from the Company or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential; and PROVIDED, FURTHER, that (x) all information provided to the Representatives (as defined herein) at or in connection with any meeting described in SECTION 13.04 hereof shall be deemed Information for purposes hereof and (y) the Holder may from time to time by delivery of a written notice to the Holders designate specific categories of information as Information.

                  13.06 TRANSACTIONS WITH AFFILIATES OF THE COMPANY. So long as any Warrant remains outstanding that is exercisable or may become exercisable in the future with the passage of time or as a result of adjustments pursuant to the terms of such Warrant, the Company will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Company or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Company and its wholly owned Subsidiaries not involving any other Affiliate, (c) any Restricted Payment (as defined in the Loan Agreement) permitted by Section 7.06 of the Loan Agreement and (d) transactions consented to in writing by the Majority Holders.

                  13.07 INDEMNIFICATION. The Company will defend and indemnify each of the Initial Holders and their officers, directors, managers, members, partners, stockholders, attorneys, representatives, agents, and employees against, and hold each such person harmless from, all losses (including any diminution in value of the shares of Common Stock or other securities of the Company hereafter acquired by the Initial Holders under this Agreement), demands, actions, causes of action, assessments, damages, liabilities, costs or expenses, including without limitation, interest, penalties, fines, fees, deficiencies, claims of damage, reasonable attorneys' and other professional fees and expenses incurred in the investigation, prosecution, defense or (with the consent of the Company, which consent shall not be unreasonably withheld) settlement thereof arising out of or based on any breach of any warranty, representation or agreement of the Company set forth in this Agreement or the Warrants, other than any of such amounts resulting from any breach of any warranty or representation of the Initial Holders set forth in SECTION 2.03 herein or any action on the part of such indemnified party that is finally determined in such proceeding to be primarily and directly a result of such party's gross negligence or willful misconduct. The Company shall not be liable for any settlement entered into without its consent, which it shall not unreasonably withhold. Each Initial Holder shall reimburse the Company for any payments made by the Company to it pursuant to this paragraph for any such losses that are finally determined in such proceeding to result primarily and directly from the breach of any warranty of representation of the Initial Holders set forth in SECTION 2.03 herein or the gross negligence or willful misconduct of the Initial Holders. Nothing contained in this SECTION 13.07 shall limit in any manner any remedy at law or in equity to which a party hereunder shall be entitled against the others as a result of fraud or intentional misrepresentation by such others or any of their representatives or agents.

                  Section 14.  REGISTRATION RIGHTS.

                  14.01 GRANT OF RIGHT. The Company hereby grants to each Grantee (as defined below) the registration rights set forth in this SECTION 14, with respect to the Registrable Securities (as defined below) owned by such Grantee. The Company and the Grantees agree that the registration rights provided herein set forth the sole and entire agreement, and supersede any prior agreement, between the Company and the Grantees with respect to registration rights for the Company's Registrable Securities.

                  14.02    CERTAIN DEFINITIONS.  As used in this SECTION 14:

                  (a) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by filing with the Commission a registration statement (the "REGISTRATION STATEMENT") in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.

                  (b) The term "REGISTRABLE SECURITIES" means (i) shares of the Warrant Stock (whether or not the related Warrant is then exercisable), (ii) shares of Common Stock issued or issuable upon exercise or conversion of the Warrants held by any Holder or any transferee through a Section 14 Permitted Transfer (as defined in SECTION 14.09(b)), (iii) shares of Interest Stock if such shares are actually issued and outstanding at the time of determination of the Registrable Securities and (iv) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, such Registrable Securities; PROVIDED, HOWEVER, that shares of Common Stock or other securities shall be treated as Registrable Securities only if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, and (C) they are held by a Grantee who cannot then sell all Registrable Securities held by such Grantee (including Registrable Securities that may become issuable under the Warrants in the future with the passage of time or as a result of adjustments pursuant to the terms of the Warrants) in any three-month period pursuant to Rule 144 or any successor rule promulgated under the Securities Act, PROVIDED, HOWEVER, that (x) such shares of Common Stock or other securities shall continue to be treated as Registrable Securities with respect to any Grantee owning, together with its Affiliates, more than 1% (assuming the issuance of Registrable Securities that may become issuable under the Warrants in the future with the passage of time or as a result of adjustments pursuant to the terms of the Warrants) of the Company's outstanding Common Stock until such time as such Grantee owns, together with its Affiliates, less than 1% (assuming the issuance of Registrable Securities that may become issuable under the Warrants in the future with the passage of time or as a result of adjustments pursuant to the terms of the Warrants) of the outstanding Common Stock and (y) each Grantee agrees to notify the Company in writing of the first date on which to its knowledge it owns less than 1% of the Company's outstanding Common Stock on such basis.

                  (c) The term "GRANTEE" (collectively, "GRANTEES") means any Holder (and any transferee as permitted by SECTION 14.09 hereof) holding Registrable Securities, securities exercisable or convertible into Registrable Securities or securities exercisable for securities convertible into Registrable Securities.

                  14.03    [RESERVED].

                  14.04    PIGGYBACK REGISTRATION.

                  (a) COMPANY REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or for the account of security holders, other than a registration relating solely to employee benefit plans, a registration on Form S-4 relating solely to Rule 145 transaction or a registration pursuant to SECTION 14.10 hereof, the Company will:

                  (i) promptly (but in any event within 10 days) give to each Grantee written notice thereof, except as set forth in this Section below; and

                  (ii) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any Grantee or Grantees, except as set forth in this Section or SECTION 14.04(b) below.

                  Such Registrable Securities shall only be included to the extent that inclusion will not diminish the number of securities included by the Company. The Company shall not be required to include any Registrable Securities in a registration pursuant to this Section (nor give any Grantee notice thereof) if and so long as (i) the registration does not relate to a registered public offering involving an underwriting, and (ii) all Registrable Securities consisting of (A) shares issued or issuable upon exercise or conversion of the Term Warrants and Revolving Warrants, (B) shares of Interest Stock then eligible to be registered for resale and (C) shares issued or issuable upon exercise or conversion of Default Warrants then eligible to be registered for resale are included in an effective Registration Statement filed pursuant to Section 14.10 and with respect to which no stop order has been issued and remains outstanding, the prospectus remains current and any suspension of effectiveness by the Company pursuant to Section 14.06 is not continuing.

                  (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Grantees as part of the written notice given pursuant to Section 14.04(a)(i). In such event, the right of any Grantee to registration pursuant to this SECTION 14.04 shall be conditioned upon such Grantee's participation in such underwriting and the inclusion of such Grantee's Registrable Securities in the underwriting to the extent provided herein.

                  All Grantees proposing to distribute their Registrable Securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this SECTION 14.04, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this SECTION 14.04. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities and other securities the holders of which have contractual rights with respect to registration similar to those provided for in this SECTION 14.04 (provided that such rights existed prior to the date of this agreement including the Investor Rights Agreement or the holders of Registrable Securities shall have consented to the granting of such registration rights pursuant to
SECTION 14.14 hereof), requested to be included in such registration by shareholders shall be excluded, and if a limitation on the number of shares is still required, the number of Registrable Securities and other securities the holders of which have contractual rights with respect to registration that may be included shall be allocated among the holders thereof in proportion, as nearly as practicable, to the respective number of shares of Common Stock which they held at the time the Company gives the notice specified in SECTION 14.04(a)(i) (except that to the extent the foregoing would violate the rights of any such holders as of the date hereof, Registrable Securities will be excluded before shares held by such other holders). No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. Nothing in this SECTION 14.04(b) is intended to diminish the number of securities to be included by the Company in the underwriting.

                  If any Grantee disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

                  (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
SECTION 14.04 prior to the effectiveness of such registration whether or not any Grantee has elected to include securities in such registration.

                  14.05 EXPENSES OF REGISTRATION. All Registration Expenses (as defined below) incurred in connection with all registrations effected pursuant to SECTIONS 14.04 and 14.10 shall be borne by the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay stock transfer taxes or underwriters' discounts or selling commissions relating to Registrable Securities; PROVIDED, FURTHER, that with respect to underwritten public offerings registered pursuant to SECTION 14.10, the holders of the Registrable Securities to which such Registration Statement relates shall pay all Registration Expenses incident to such registration incurred by such holders and all other reasonable Registration Expenses PRO RATA on the basis of the number of Registrable Securities requested to be included by such holders. "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (a) all registration and filing fees of the Commission, a stock exchange or the National Association of Securities Dealers, Inc., (b) all reasonable fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities) unless paid by the underwriters,
(c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (e) the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incidental to such performance and compliance, (f) the reasonable fees and disbursements of one counsel selected by the Grantees holding a majority of the Registrable Securities being registered to represent all Grantees that hold the Registrable Securities being registered in connection with each such registration, (g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions, (h) liability insurance if the Company so desires or in the case of a registration under SECTION 14.04 if the underwriters so require, and (i) the fees and expenses of any special experts retained by the Company in connection with the requested registration.

                  14.06 OBLIGATIONS OF THE COMPANY. Whenever required under this
SECTION 14 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) use its reasonable best efforts to cause such Registration Statement to become effective, and keep such Registration Statement effective until the Grantee or Grantees have completed the distribution relating thereto (or in the case of a Registration Statement under SECTION 14.04(a), 180 days if less);

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; PROVIDED, that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Grantees that hold a majority of the Registrable Securities covered by such Registration Statement to represent all Grantees of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (c) furnish to the Grantees such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                  (d) use its reasonable best efforts to register or otherwise qualify the securities covered by such Registration Statement under such other securities laws of such states and other jurisdictions as shall be reasonably requested by the Grantees or the managing underwriter, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where, but for the requirements of this paragraph (d), it would not be obligated to be so qualified;

                  (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (each Grantee participating in such underwriting shall also enter into and perform its obligations under such an agreement);

                  (f) notify each Grantee that holds Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and at the request of any such seller, promptly prepare and promptly furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (h) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

                  (i) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer's counsel as the sellers shall reasonably request;

                  (j) use its best efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange or Nasdaq on which the Common Stock is then listed;

                  (k) make available for inspection by each Grantee including Registrable Securities in such registration, any underwriter participating in any distribution pursuant to such registration, and any attorney, accountant or other agent retained by such Grantee or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Grantee, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (l) cooperate with Grantees including Registrable Securities in such registration and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Grantees or the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities;

                  (m) permit any Grantee, which Grantee, in the sole and exclusive judgment, exercised in good faith, of such Grantee, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such Registration Statement and to require the insertion therein of material concerning such Grantee, furnished to the Company in writing, that in the reasonable judgment of such Grantee and its counsel should be included; and

                  (n) promptly notify each Grantee including Registrable Securities in such registration and the underwriters, if any, (i) when the Registration Statement, any pre-effective amendment, the prospectus or any prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any written request by the Commission for amendments or supplements to the Registration Statement or prospectus,
         (iii) of any the notification to the Company by the Commission of its initiation of any proceedings with respect to the issuance by the Commission of, or the issuance of by the Commission of, any stop order suspending the effectiveness of the Registration Statement, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue-sky laws of any jurisdiction.

                  The Company may, by written notice to the Grantees signed by the Chief Executive Officer or Chief Financial Officer of the Company, (i) delay the filing or effectiveness of a Registration Statement for a period of not more than 120 days or (ii) suspend a Registration Statement after effectiveness and require that the Grantees immediately cease sales of shares pursuant to the Registration Statement, in the event that (A) the Company files a registration statement (other than a registration statement on Form S-8 or its successor form) with the Commission for a public offering of its securities, (B) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Board determines in good faith that it would be detrimental to the Company for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of or suspend such Registration Statement, or (C) any financial statements required to be included in the Registration Statement, due to a merger, acquisition or other transaction entered into by the Company, are not available despite reasonable best efforts by the Company to obtain such financial statements; provided that the Company in exercising its rights under this sentence will not discriminate against the Grantees vis-a-vis other holders of registration rights. If the Company grants registration rights that have, or modifies existing registration rights to have, provisions concerning delay and suspension more favorable than these, the Company shall offer the Holders the benefit of such provisions. If the Company delays or suspends a Registration Statement or requires the Grantees to cease sales of shares pursuant to this paragraph, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, notify the Grantees of such termination and take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and/or give written notice to the Grantees authorizing them to resume sales pursuant to the Registration Statement. If, as a result thereof, the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Grantees given pursuant to this paragraph, and the Grantees shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus.

                  14.07    INDEMNIFICATION.

                  (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Grantee that holds Registrable Securities, each of such Grantee's officers, directors, partners and agents, and each person controlling such Grantee, and each underwriter, if any, and each person who controls any underwriter, with respect to any registration, qualification or compliance effected pursuant to this SECTION 14 of the Registrable Securities held by or issuable to such Grantee, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, or (iii) any failure to register or qualify Registrable Securities in any state where the Company or its agents have affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification on behalf of the Grantees that hold such Registrable Securities (PROVIDED that in such instance the Company shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Grantee, each such underwriter and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action in accordance with SECTION 14.07(c); PROVIDED, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) made in conformity with written information furnished to the Company by such Grantee or underwriter specifically for use therein; PROVIDED, FURTHER, that this indemnity agreement shall not inure to the benefit of any Grantee that holds Registrable Securities, each of such Grantees, officers, directors, partners and agents and each person controlling such Grantee, or to the benefit of any Underwriter and any person who controls any Underwriter in connection with any claim, loss, damage or liability arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made if each such Grantee (to the extent such Grantee is required to deliver a prospectus) or Underwriter failed to send or give a copy of the prospectus, offering circular or similar document, as the same may be amended or supplemented, in a timely manner and the untrue statement or alleged untrue statement of a material fact or omission (or alleged omission) to state a material fact in such earlier prospectus, offering circular or similar document, was corrected in the final prospectus, offering circular or similar document, unless such failure resulted from non-compliance by the Company with its obligation to prepare and deliver a final prospectus.

                  (b) Each Grantee will, and if Registrable Securities held by or issuable to such Grantee are included in such registration, qualification or compliance pursuant to this SECTION 14, does hereby undertake to indemnify and hold harmless the Company, each of its directors, partners, agents, officers, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Grantee, each of such other Grantee's officers, partners, directors and agents and each person controlling such other Grantee, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, the Company, each such underwriter, each such other Grantee, and each such director, officer, agent, partner and controlling person of the foregoing, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action in accordance with
SECTION 14.07(c), in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by such Grantee specifically for use therein; PROVIDED, HOWEVER, that the liability of each Grantee hereunder shall be limited to the proportion of any such claim, loss, damage or liability that is equal to the proportion that the public offering price of the shares sold by such Grantee under such Registration Statement bears to the total public offering price of all securities sold thereunder, but in any event not to exceed the net proceeds received by such Grantee from the sale of securities under such Registration Statement.

                  (c) Each party entitled to indemnification under this SECTION
14.07 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide such indemnification (the "INDEMNIFYING PARTY") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding (provided that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm, which shall be selected by a majority-in-interest of the Grantees, plus appropriate local counsel); and PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this SECTION 14, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that includes as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability with respect to such claim or litigation.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 14.07 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Grantee or any such controlling person in circumstances for which indemnification is provided under this SECTION 14.07; then, and in each such case, the Company and such Grantee will contribute to the aggregate claims, losses, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such claim, loss, damage liability or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding anything to the contrary in this Agreement, (A) no Grantee will be required to contribute any amount in excess of the public offering price of all securities offered by it pursuant to such Registration Statement, after deduction of underwriting discounts and commissions; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnities provided in this SECTION 14.07 shall survive the transfer of any Registrable Securities by such Grantee.

                  14.08 INFORMATION BY GRANTEE. The Company shall not be required to include any Registrable Shares in the Registration Statement unless:
(a) the Grantee or Grantees of Registrable Securities included in any registration shall furnish to the Company in writing such information regarding such Grantee or Grantees and the distribution proposed by such Grantee or Grantees as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this SECTION 14; and (b) the Grantee shall promptly report to the Company sales made pursuant to the Registration Statement.

                  14.09    TRANSFER OF REGISTRATION RIGHTS.

                  (a) The rights, contained in SECTIONS 14.04 and 14.10 hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Grantee" for purposes of this SECTION 14; PROVIDED, that
(i) any such transfer is effected in compliance with SECTIONS 4 and 5 hereof; and (ii) such transfer is a "Section 14 Permitted Transfer" as defined below.

                  (b) For purposes of this Agreement, a "SECTION 14 PERMITTED TRANSFER" shall mean: (i) a transaction not involving a change in beneficial ownership; (ii) transactions involving distribution without consideration by a shareholder that is a partnership to any of its partners, retired partners, or to the estate of any of its partners; (iii) transactions involving distribution without consideration by a shareholder that is a corporation or limited liability company to any of its shareholders or members, as applicable; (iv) transfers by any shareholder who is an individual to a trust for the benefit of such shareholder or his family; (v) a transfer in which the transferee acquires at least 100,000 shares of Registrable Securities, or securities convertible into or exercisable for such number of shares, subject to adjustment for combinations, consolidations, recapitalizations, stock splits, stock dividends and the like; (vi) transfers by gift, will or intestate succession to the spouse, lineal descendants or ancestors of any shareholder or spouse of a shareholder; or (vii) transfer by any Grantee to any of its Affiliates.

                  14.10    FORM S-3 REGISTRATION.

                  (a) The Company will file with the Commission within 90 days of the date hereof a Registration Statement on Form S-3 covering the resale to the public of all Registrable Securities consisting of (i) shares issued or issuable upon exercise or conversion of the Term Warrants and Revolving Warrants, (ii) shares of Interest Stock to the extent then eligible to be registered for resale and (iii) shares issued or issuable upon exercise or conversion of Default Warrants to the extent then eligible to be registered for resale and will use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable. To the extent shares in clauses (ii) and (iii) cannot then be registered for resale, the Company will promptly file and use its reasonable best efforts to cause become effective additional Registration Statements on Form S-3 covering such shares as promptly as practicable after they are eligible to be registered for resale. Except as provided in Section 14.04, nothing herein shall restrict, prohibit, or limit in any way a Grantee's ability to exercise its registration rights under SECTION 14.04 hereof.

                  (b) In the event that the offering to which such registration relates is to be an underwritten public offering, then to the extent that either the holders of a majority of the Registrable Securities to which such registration relates or the managing underwriter notifies the Company in writing that, in the judgment of such holders or such managing underwriter, the inclusion of additional information in the Registration Statement is of material importance to the success of the offering, then the Company shall be obligated to include such additional information in the registration statement to the reasonable satisfaction of the holders of a majority of the Registrable Securities to which such registration relates or such managing underwriter, as the case may be.

                  14.11 DELAY OF REGISTRATION. No Grantee shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this SECTION 14.

                  14.12 RULE 144 REPORTING. With a view to making available to the Grantees the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

                  (a) make and keep current public information about the Company available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act;

                  (b) file with the Commission, in a timely manner, all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                  (c) so long as a Grantee owns any Registrable Securities, furnish to such Grantee forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Grantee may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

                  14.13 MARKET STAND-OFF AGREEMENT. Each Holder that is a "One Percent Stockholder" (as defined below) hereby agrees that during a period, not to exceed 90 days, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock held by it at any time during such period except Common Stock included in such registration; PROVIDED, HOWEVER, that all other One Percent Stockholders with registration rights (whether or not pursuant to this Agreement) and all officers and directors of the Company enter into similar agreements.

                  For purposes of this SECTION 14.13, the term "One Percent Stockholder" shall mean a Stockholder of the Company who holds at least one percent of the outstanding Common Stock of the Company (assuming conversion of all Warrants which are exercisable on such date pursuant to their terms).

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  14.14 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this
SECTION 14 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Grantees that hold at least 75% of the Registrable Securities then outstanding (determined as provided in Section 14.02(d)). Any amendment or waiver effected in accordance with this SECTION 14.14 shall be binding upon each Grantee, each future Grantee that holds Registrable Securities and the Company.

                  14.15 TERMINATION OF REGISTRATION RIGHTS. The rights of any particular Grantee to cause the Company to register securities under SECTIONS
14.04 and 14.10 hereof shall terminate as to any Grantee on the date such Grantee together with its Affiliates is able to dispose of all of its Registrable Securities (including Registrable Securities that may become issuable under the Warrants in the future with the passage of time or as a result of adjustments pursuant to the terms of the Warrants) in any three-month period pursuant to Rule 144 (or any similar or analogous rule promulgated under the Securities Act); PROVIDED, HOWEVER, that such rights shall not terminate with respect to any Grantee owning more than 1% (including Registrable Securities that may become issuable under the Warrants in the future with the passage of time or as a result of adjustments pursuant to the terms of the Warrants) of the Company's outstanding Common Stock of the Company until such time as such Grantee owns less than 1% of the outstanding Common Stock of the Company on such basis.

                  Section 15.  MISCELLANEOUS.

                  15.01 WAIVER. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  15.02 NOTICES. All notices and other communications provided for herein and the Warrants (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy), if to (a) any party hereto, delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party, or (b) any other Person who is the registered Holder of any Warrants, Warrant Stock or Interest Stock, to the address for such Holder as it appears in the stock or warrant ledger of the Company. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier (followed by a hard copy to such party by any of the methods under this SECTION 15.02) or personally delivered, or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid. The Company agrees to deliver to each Holder in the manner prescribed by this SECTION 15.02 any notices or other communications delivered to the stockholders of the Company.

                  15.03 OFFICE OF THE COMPANY. So long as any of the Warrants remains outstanding, the Company shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination provided herein and in the Warrants. Such office shall be at 280 Summer Street, Boston, Massachusetts, unless and until the Company shall designate and maintain some other office for such purposes and give notice thereof to all Holders.

                  15.04  EXPENSES, TRANSFER TAXES AND OTHER CHARGES.

                  (a) EXPENSES, ETC. The Company agrees to pay or reimburse each of the Initial Holders for paying: (i) all reasonable out-of-pocket costs and expenses of the Initial Holders (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP), in connection with
(x) the negotiation, preparation, execution and delivery of this Agreement and the issuance of Warrants hereunder and (y) any amendment, modification or waiver of any of the terms of this Agreement or the Warrants initiated at the request of or consented to by the Company (whether or not consummated); and (ii) all reasonable fees, costs and expenses of the Holders (including reasonable fees of a single counsel appointed by the Majority Holders) in connection with any default by the Company hereunder or under any Warrant or in connection with any enforcement action or other proceedings relating hereto or thereto (including, without limitation, the enforcement of this SECTION 15.04). In the event that a court of competent jurisdiction determines in a final and nonappealable judgment that a Holder, in bringing an enforcement action or other proceeding as specified in clause (ii) of this SECTION 15.04(a), was guilty of gross negligence or willful misconduct, then such Holder shall reimburse the Company for all costs and expenses which the Company paid on behalf of the Initial Holders or reimbursed the Initial Holders for paying as required by this SECTION
15.04 and not be entitled to any further reimbursement thereof.

                  (b) CERTAIN TAXES, ETC. Except as otherwise provided in
SECTION 15.04(c), the Company shall pay all taxes (other than Federal, state or local income taxes) which may be payable in connection with the execution and delivery of this Agreement or the issuance and sale of the Warrants hereunder or in connection with any modification of this Agreement or the Warrants and shall hold each Holder harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this SECTION 15.04(b) shall survive any redemption, repurchase or acquisition of Warrants by the Company and the termination of this Agreement.

                  (c) TRANSFER TAXES, ETC. The Company shall pay any and all expenses, transfer taxes and other charges, including all costs associated with the preparation, issue and delivery of stock or warrant certificates, that are incurred in respect of the issuance or delivery of shares of Common Stock upon exercise or conversion of the Warrants pursuant to SECTION 2 thereof or in connection with any transfer, division or combination of Warrants pursuant to
SECTION 3 thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the relevant Warrant is registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                  15.05 AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Company and the Holders of at least 66 2/3% of the Warrant Stock (including Warrant Stock issuable on exercise of Warrants); PROVIDED that (a) the consent of the

Holders shall not be required with respect to any amendment or waiver which does not affect the rights or benefits of such Holders under this Agreement, (b) the consent of the Holders of Registrable Securities shall be required with respect to any amendment or waiver of SECTION 14, and (c) no such amendment or waiver shall, without the written consent of all Holders of Warrant Stock (including Warrant Stock issuable on exercise of Warrants) at the time outstanding, amend this SECTION 15.05.

                  15.06 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  15.07 SURVIVAL. All representations and warranties made by the Company herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by each Initial Holder and shall survive the execution and delivery of this Agreement and the issuance of the Warrants or the Warrant Stock regardless of any investigation made by or on behalf of any Initial Holder. All representations and warranties made by the Initial Holders herein or in any certificate or instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Company and shall survive the execution and delivery of this Agreement and the issuance to the Initial Holders of the Warrants, the Warrant Stock and any Other Securities regardless of any investigation made by or on behalf of the Company.

                  15.08 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  15.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  15.10 GOVERNING LAW. This Agreement and the Warrants shall be governed by, and construed in accordance with, the internal law of the State of New York, except as to those provisions which are mandatorily governed by the General Corporation Law of the State of Delaware.

                  15.11 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  15.12 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and (together with the Warrants) contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                  15.13 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnification under SECTIONS 13.07 or 14.07 herein.

                  15.14 SPECIFIC PERFORMANCE. Damages in the event of breach of this Agreement by a Holder or the Company would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Holder and the Company, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Holder and the Company hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude the Holders or the Company from pursuing any other rights and remedies at law or in equity which the Holders or the Company may have.

                  15.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRAIL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER RELEVANT DOCUMENT OR THE WARRANTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

                  15.16 ADMINISTRATIVE AGENT. Each Holder acknowledges that the provisions of Article IX of the Loan Agreement shall apply to the Administrative Agent (as that term is defined in the Loan Agreement in performing its duties under the Security Agreement (as that term is defined in the Loan Agreement) insofar as the Security Agreement secures obligations of the Company hereunder, and to the Holders as if they were "Lenders". However, the Holders shall not be counted for purposes of the definition of Required Lenders. This SECTION 15.16 is included in this Agreement for the sole purpose of defining the rights and obligations among the Holders and the Administrative Agent, and shall not bind the Company in any respect.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                             STUDENT ADVANTAGE, INC.


                                             By /s/ Raymond V. Sozzi, Jr.
                                                --------------------------------
                                                Name:  Raymond V. Sozzi, Jr.
                                                Title: President

                                             Address for Notices:

                                             280 Summer Street
                                             Boston, MA  02210
                                             Attention:  Chief Financial Officer

                                             Telephone:  (617) 880-1706
                                             Fax:        (603) 737-9778


                                             WITH A COPY TO:

                                             Hale and Dorr LLP
                                             60 State Street
                                             Boston, MA  02109
                                             Attention:  Mark G. Borden

                                             Telephone: (617) 526-6000
                                             Fax:       (617) 526-5000

                                            RESERVOIR CAPITAL PARTNERS, L.P.,

                                            By: Reservoir Capital Group, L.L.C.,
                                                General Partner

                                                By /s/ Craig Huff
                                                --------------------------------
                                                Name:  Craig Huff
                                                Title: Managing Director

                                            RESERVOIR CAPITAL ASSOCIATES L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                General Partner

                                                By /s/ Craig Huff
                                                --------------------------------
                                                Name:  Craig Huff
                                                Title: Managing Director

                                            RESERVOIR CAPITAL MASTER FUND, L.P.

                                            By: Reservoir Capital Group, L.L.C.,
                                                General Partner

                                                By /s/ Craig Huff
                                                --------------------------------
                                                Name:  Craig Huff
                                                Title: Managing Director

                                            Addresses for Notices:

                                            c/o Reservoir Capital Group, L.L.C.
                                            650 Madison Avenue
                                            New York, NY  10022
                                            Attention:  Craig Huff

                                            Telephone:  (212) 610-9000
                                            Fax:        (212) 610-9020

                                            WITH A COPY TO:

                                            Milbank, Tweed, Hadley & McCloy LLP
                                            1 Chase Manhattan Plaza
                                            New York, New York  10005
                                            Attention:  Mark L. Weissler

                                            Telephone:  (212) 530-5446
                                            Fax:        (212) 530-5219

[The following schedule to this Warrant Agreement have been omitted and will be provided to the Commission upon request to the Company:

Schedule 2:   EXCLUDED SHARES OF COMMON STOCK]




                                                                      SCHEDULE 1

                  WARRANTS TO BE ISSUED TO THE INITIAL HOLDERS
                          WITH RESPECT TO THE TERM LOAN


                                         COLUMN A                      COLUMN B                        COLUMN C
                                                                 Warrants Exercisable             Warrants Exercisable
Name of                            Warrants Exercisable        if Term Loan Outstanding         if Term Loan Outstanding
Initial Holder                         Immediately              Upon First Anniversary          Upon Second Anniversary
--------------                         -----------              ----------------------          ------------------------
Reservoir Capital
Partners, L.P.                           427,150                       427,150                          427,150

Reservoir Capital Master
Fund, L.P.                                71,800                        71,800                           71,800

Reservoir Capital Associates
L.P.                                       1,050                         1,050                            1,050

     TOTAL                         500,000 Stock Units           500,000 Stock Units              500,000 Stock Units
                                   ===================           ===================              ===================

                                                                      ANNEX 1 TO
                                                               WARRANT AGREEMENT

                             [Form of Term Warrant]

                                  TERM WARRANT


           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.



No. of Stock Units: _____                                     Warrant No. ______


                                     WARRANT
                      to Purchase Shares of Common Stock of
                             STUDENT ADVANTAGE, INC.

                      THIS IS TO CERTIFY THAT [NAME OF INITIAL HOLDER], or its registered assigns, is entitled to purchase in whole or in part from STUDENT ADVANTAGE, INC., a Delaware corporation (the "COMPANY"), at any time and from time to time on or after the Commencement Date (as defined below), but not later than 5:00 p.m., New York City time, on June 25, 2005 (the "EXPIRATION DATE"), [__] Stock Units (as defined in the Warrant Agreement referred to below) at a purchase price of $0.01 per Stock Unit (the "EXERCISE PRICE"); PROVIDED, that such purchase price shall not be less than the aggregate par value of the capital stock contained in a Stock Unit, subject to the terms and conditions set forth herein and in the Warrant Agreement, each such purchase of a Stock Unit to be made, and to be deemed effective for the purpose of determining the date of exercise, only upon surrender of this Warrant to the Company at its office referred to in SECTION 15.03 of the Warrant Agreement, with the Form of Exercise attached hereto (or a reasonable facsimile thereof) duly completed and signed, and upon payment in full to the Company of the Exercise Price (i) in cash or
(ii) by certified or official bank check or (iii) by any combination of the foregoing, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      For the purposes of this Warrant, the "COMMENCEMENT DATE" shall be the [[first/second] anniversary of] the date hereof[. The number of Stock Units for which this

Warrant shall be exercisable shall be adjusted on the Commencement Date to equal the result obtained by multiplying the original number of Stock Units for which this Warrant is exercisable by a fraction the numerator of which is the outstanding principal balance of Term Loans on the Commencement Date (excluding capitalized interest unless an Event of Default exists on such date) and the denominator of which is $10,000,000. If there is no outstanding principal balance of Term Loans on the Commencement Date or if the Term Loans are paid in full prior to the Commencement Date, this Warrant shall be cancelled on the earlier of the Commencement Date or the date of payment in full and the Holder shall relinquish all rights herein. If the Company prepays Term Loans pursuant to SECTION 2.07(b) of the Loan Agreement during the one year period following the Commencement Date, the number of Stock Units for which this Warrant shall be exercisable shall equal (i) the number of Stock Units for which this Warrant otherwise would have been exercisable on the Commencement Date minus (ii) the result obtained by multiplying (A) the number of Stock Units for which this Warrant would have otherwise been exercisable on the Commencement Date by (B) a fraction (x) the numerator of which is the product of (1) the amount of Term Loans (including capitalized and accrued interest) so prepaid and
(2) the number of days remaining until the next anniversary of the Commencement Date and (y) the denominator of which is the product of (1) 365 and (2) the amount of Term Loans (including capitalized and accrued interest) outstanding on the Commencement Date. If prior to the Commencement Date the Company has received a Call Notice (as defined in the Loan Agreement) pursuant to SECTION 2.07(d) of the Loan Agreement, the number of Stock Units for which this Warrant shall be exercisable as of the Commencement Date shall be one-fourth (1/4) of the amount for which it otherwise would have been exercisable on the Commencement Date. If prior to the Commencement Date the Company has received such Call Notice and any Term Loans remain outstanding on the 90th day after the Commencement Date, the number of Stock Units for which this Warrant shall be exercisable shall be one-third (1/3) of the amount for which it otherwise would have been exercisable on the Commencement Date, plus a number (the "ENHANCED UNIT NUMBER") of Stock Units equal to the product of (1) 10,000 and (2) a fraction, the numerator of which is the number of Stock Units for which this Warrant is exercisable on the Commencement Date and the denominator of which is the aggregate number of Stock Units for which all Term Warrants then outstanding having the same Commencement Date are exercisable on the Commencement Date. If prior to the Commencement Date the Company has received such Call Notice and any Term Loans remain outstanding on the 120th day after the Commencement Date, the number of Stock Units for which this Warrant shall be exercisable shall be the amount for which it otherwise would have been exercisable on the Commencement Date (including in such calculation any capitalized interest) plus the Enhanced Unit Number. If prior to such 90th or 120th day the Company pays all or any portion of the amounts required to be paid pursuant to such SECTION 2.07(d), the number of Stock Units for which this Warrant is exercisable shall be reduced in proportion to the amount so prepaid and the number of days remaining until such 90th or 120th day, as the case may be.

         If following prior exercises or conversions of this Warrant any adjustment under the immediately preceding paragraph would reduce the remaining number of Stock Units for which this Warrant is exercisable below zero (such number of Stock Units below zero, the "Shortfall"), then the Holder shall transfer to the Company at such Holder's option within three Business Days of such adjustment either (i) a number of Stock Units equal to the Shortfall or
(ii) an amount in cash equal to $2.50 plus interest commencing on the Commencement Date through the date of payment calculated on the basis of a 360-day year and the number of actual days elapsed, at a rate per annum equal to 27% per annum multiplied by the Shortfall.]

                      On and after the Commencement Date and on or prior to the Expiration Date, this Warrant may be converted, in whole or in part, at the Holder's option, into the number of shares of Common Stock for each Stock Unit evidenced hereby which is being so converted, equal to (a)(i) the product of (x) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion MINUS (ii) the Exercise Price per Stock Unit at the time of such conversion, DIVIDED BY (b) the Current Market Price per share of Common Stock at the time of such conversion, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      This Warrant is issued under and in accordance with the Warrant Agreement dated as of June 25, 2001 between the Company and certain holders (as the same may be modified and supplemented in accordance with its terms and as in effect from time to time, the "WARRANT AGREEMENT"), and is subject to the terms and provisions of the Warrant Agreement, which terms and provisions are hereby incorporated by reference herein and made a part hereof. Every Holder of this Warrant consents to all of the terms contained in the Warrant Agreement by acceptance hereof.

                      The number of shares of Common Stock or other securities of the Company constituting one "Stock Unit" are subject to adjustment in certain events as provided in the Warrant Agreement.

                      The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such exercise, the Company may pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise or may be round up to the next whole number of shares.

                      This Warrant may be exchanged either separately or in combination with other Warrants at the office of the Company referred to in
SECTION 15.03 of the Warrant Agreement for new Warrants representing the same aggregate number of Warrants evidenced by the Warrant or Warrants exchanged, upon surrender of this and any other Warrant being exchanged and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      The Warrants and the Warrant Stock shall be transferable only upon compliance with the conditions specified in SECTIONS 4 AND 5 of the Warrant Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions of (and entitled to the benefits of) said SECTIONS 4 AND 5. Upon any such transfer effected in compliance with said SECTIONS 4 AND 5, a new Warrant or new Warrants of different denominations, representing in the aggregate a like number of Warrants, will be issued to the transferee. Every Holder hereof, by accepting this Warrant, consents and agrees with the Company and with every subsequent Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the Warrant register maintained by the Company, the Company may deem and treat the Person in whose name this Warrant is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

                      Nothing contained in the Warrant Agreement or in this Warrant shall be construed as conferring on the holder of any Warrants or his or her transferee any rights whatsoever as a stockholder of the Company.

                      No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder, shall give rise to any liability of such Holder for the Exercise Price or as a Stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                      Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with SECTION 15.02 of the Warrant Agreement.

                      Each term used herein without definition shall have the meaning assigned thereto in the Warrant Agreement.

                      IN WITNESS WHEREOF, the Company has duly executed this Warrant.


Dated:  June 25, 2001


                                             STUDENT ADVANTAGE, INC.



                                             By ________________________________
                                                Name:
                                                Title:

                                FORM OF EXERCISE

                      (To be executed by the registered holder hereof) The undersigned registered owner of this Warrant hereby

                    SELECT ONE OF THE FOLLOWING TWO CHOICES:

           [irrevocably exercises this Warrant for the purchase of Stock Units of STUDENT ADVANTAGE, INC., a Delaware corporation, and herewith makes payment therefor in the amount of $_____________, all at the price and on the terms and conditions specified in this Warrant,]

                                       OR

           [irrevocably converts this Warrant into shares of Common Stock of STUDENT ADVANTAGE, INC., a Delaware corporation, all in the manner and on the terms and conditions specified in this Warrant,]

and requests that (i) certificates and/or other instruments covering such Stock Units be issued in accordance with the instructions given below and (ii) if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the balance of the Stock Units issuable hereunder be delivered to the undersigned.


Dated:  ___________, ____


                                               --------------------------------
                                               (Signature of Registered Holder)

Instructions for issuance and registration of Stock Units:


Name of Registered Holder:____________________________________________
(Please print)

Social Security or Other Identifying Number:__________________________

Please deliver certificate to the following address:


                   ----------------------------------------

                   ----------------------------------------

                   ----------------------------------------

                               FORM OF ASSIGNMENT

                      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:

                                                                    NUMBER OF
NAME OF ASSIGNEE                ADDRESS                            STOCK UNITS
----------------                -------                            -----------


Dated:__________________


                                                 ------------------------------
                                                 Signature of Registered Holder

                                                 ------------------------------
                                                 Name of Registered Holder
                                                 (Please Print)


Witness:


--------------------------------------------------------------------------------

                                                                      ANNEX 2 TO
                                                               WARRANT AGREEMENT

                           [Form of Revolving Warrant]

                                REVOLVING WARRANT


           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.



                                                               Warrant No. _____


                                     WARRANT
                      to Purchase Shares of Common Stock of
                             STUDENT ADVANTAGE, INC.

                      THIS IS TO CERTIFY THAT [NAME OF INITIAL HOLDER], or its registered assigns, is entitled to purchase in whole or in part from STUDENT ADVANTAGE, INC., a Delaware corporation (the "COMPANY"), at any time and from time to time, but not later than 5:00 p.m., New York City time, on June 25, 2005 (the "EXPIRATION DATE"), the number of Stock Units (as defined in the Warrant Agreement referred to below) specified below at a purchase price of $0.01 per Stock Unit (the "EXERCISE PRICE"); PROVIDED, that such purchase price shall not be less than the aggregate par value of the capital stock contained in a Stock Unit, subject to the terms and conditions set forth herein and in the Warrant Agreement, each such purchase of a Stock Unit to be made, and to be deemed effective for the purpose of determining the date of exercise, only upon surrender of this Warrant to the Company at its office referred to in SECTION
15.03 of the Warrant Agreement, with the Form of Exercise attached hereto (or a reasonable facsimile thereof) duly completed and signed, and upon payment in full to the Company of the Exercise Price (i) in cash or (ii) by certified or official bank check or (iii) by any combination of the foregoing, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                     The number of Stock Units for which this Warrant is exercisable shall initially be zero but shall be adjusted on the 25th day of each month following the date hereof to equal (i) the number of Stock Units for which it was previously exercisable plus (ii) (A) [insert pro rata portion of Revolving Loan Commitment by Holder (aggregate is 20,833
1/3)] times (B) a fraction (x) the numerator of which is the average daily outstanding balance during such month of the Revolving Loans (as defined under the Loan Agreement) (including accrued interest) and (y) the denominator of which is $5,000,000. The number of Stock Units for which this Warrant shall be exercisable shall not be adjusted from and after the date of termination of the Revolving Loan Commitments (as defined in the Loan Agreement).

                      On or prior to the Expiration Date, this Warrant may be converted, in whole or in part, at the Holder's option, into the number of shares of Common Stock for each Stock Unit evidenced hereby which is being so converted, equal to (a)(i) the product of (x) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion MINUS (ii) the Exercise Price per Stock Unit at the time of such conversion, DIVIDED BY (b) the Current Market Price per share of Common Stock at the time of such conversion, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      This Warrant is issued under and in accordance with the Warrant Agreement dated as of June 25, 2001 between the Company and certain holders (as the same may be modified and supplemented in accordance with its terms and as in effect from time to time, the "WARRANT AGREEMENT"), and is subject to the terms and provisions of the Warrant Agreement, which terms and provisions are hereby incorporated by reference herein and made a part hereof. Every Holder of this Warrant consents to all of the terms contained in the Warrant Agreement by acceptance hereof.

                      The number of shares of Common Stock or other securities of the Company constituting one "Stock Unit" are subject to adjustment in certain events as provided in the Warrant Agreement.

                      The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such exercise, the Company may pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise or may be round up to the next whole number of shares.

                      This Warrant may be exchanged either separately or in combination with other Warrants at the office of the Company referred to in
SECTION 15.03 of the Warrant Agreement for new Warrants representing the same aggregate number of Warrants evidenced by the Warrant or Warrants exchanged, upon surrender of this and any other Warrant being exchanged and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      The Warrants and the Warrant Stock shall be transferable only upon compliance with the conditions specified in SECTIONS 4 AND 5 of the Warrant Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions of (and entitled to the benefits of) said SECTIONS 4 AND 5. Upon any such transfer effected in compliance with said SECTIONS 4 AND 5, a new Warrant or new Warrants of different denominations, representing in the aggregate a like number of Warrants, will be issued to the transferee. Every Holder hereof, by accepting this Warrant, consents and agrees with the Company and with every subsequent
Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the Warrant register maintained by the Company, the Company may deem and treat the Person in whose name this Warrant is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

                      Nothing contained in the Warrant Agreement or in this Warrant shall be construed as conferring on the holder of any Warrants or his or her transferee any rights whatsoever as a stockholder of the Company.

                      No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder, shall give rise to any liability of such Holder for the Exercise Price or as a Stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                      Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with SECTION 15.02 of the Warrant Agreement.

                      Each term used herein without definition shall have the meaning assigned thereto in the Warrant Agreement.

                      IN WITNESS WHEREOF, the Company has duly executed this Warrant.


Dated:  June 25, 2001


                                              STUDENT ADVANTAGE, INC.



                                              By________________________________
                                                Name:
                                                Title:

                                FORM OF EXERCISE

                      (To be executed by the registered holder hereof) The undersigned registered owner of this Warrant hereby

                    SELECT ONE OF THE FOLLOWING TWO CHOICES:

           [irrevocably exercises this Warrant for the purchase of Stock Units of STUDENT ADVANTAGE, INC., a Delaware corporation, and herewith makes payment therefor in the amount of $_____________, all at the price and on the terms and conditions specified in this Warrant,]

                                       OR

           [irrevocably converts this Warrant into shares of Common Stock of STUDENT ADVANTAGE, INC., a Delaware corporation, all in the manner and on the terms and conditions specified in this Warrant,]

and requests that (i) certificates and/or other instruments covering such Stock Units be issued in accordance with the instructions given below and (ii) if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the balance of the Stock Units issuable hereunder be delivered to the undersigned.


Dated:  ___________, ____


                                                --------------------------------
                                                (Signature of Registered Holder)

Instructions for issuance and registration of Stock Units:


Name of Registered Holder:____________________________________________
(Please print)

Social Security or Other Identifying Number:__________________________

Please deliver certificate to the following address:


                  ----------------------------------------

                  ----------------------------------------

                  ----------------------------------------

                               FORM OF ASSIGNMENT

                      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:

                                                                    NUMBER OF
NAME OF ASSIGNEE                 ADDRESS                           STOCK UNITS
----------------                 -------                           -----------


Dated:__________________


                                                 -------------------------------
                                                 Signature of Registered Holder

                                                 -------------------------------
                                                 Name of Registered Holder
                                                 (Please Print)


Witness:


--------------------------------------------------------------------------------

                                                                      ANNEX 3 TO
                                                               WARRANT AGREEMENT

                            [Form of Default Warrant]

                                 DEFAULT WARRANT


           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.



No. of Stock Units: ________                                  Warrant No. ______


                                     WARRANT
                      to Purchase Shares of Common Stock of
                             STUDENT ADVANTAGE, INC.

                      THIS IS TO CERTIFY THAT [NAME OF INITIAL HOLDER], or its registered assigns, is entitled to purchase in whole or in part from STUDENT ADVANTAGE, INC., a Delaware corporation (the "COMPANY"), at any time and from time to time on or after the date hereof, but not later than 5:00 p.m., New York City time, on June 25, 2005 (the "EXPIRATION DATE"), [__] Stock Units (as defined in the Warrant Agreement referred to below) at a purchase price of $0.01 per Stock Unit (the "EXERCISE PRICE"); PROVIDED, that such purchase price shall not be less than the aggregate par value of the capital stock contained in a Stock Unit, subject to the terms and conditions set forth herein and in the Warrant Agreement, each such purchase of a Stock Unit to be made, and to be deemed effective for the purpose of determining the date of exercise, only upon surrender of this Warrant to the Company at its office referred to in SECTION
15.03 of the Warrant Agreement, with the Form of Exercise attached hereto (or a reasonable facsimile thereof) duly completed and signed, and upon payment in full to the Company of the Exercise Price (i) in cash or (ii) by certified or official bank check or (iii) by any combination of the foregoing, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                  For the purposes of this Warrant, the "COMMENCEMENT DATE" shall be the date on which an Event of Default (as defined in the Loan Agreement) shall occur. For each day thereafter during which an Event of Default shall be continuing, the number of Stock Units for which this Warrant is exercisable shall be increased by one-thirtieth
(1/30) of the original number of Stock Units for which this Warrant was exercisable multiplied by a fraction the numerator of which is the outstanding balance of the Term Loan (as defined in the Loan Agreement) (including capitalized and accrued interest) as of the close of business on such day plus the amount of outstanding Revolving Loans (as defined in the Loan Agreement) (including accrued interest) as of the close of business on such day and the denominator of which is the outstanding balance of the Term Loan (excluding capitalized interest) on the Commencement Date plus the amount of outstanding Revolving Loans on the Commencement Date. The number of Stock Units for which this Warrant shall be exercisable shall not be adjusted from and after the date on which the Loans (as defined in the Loan Agreement) are paid in full and the Commitments (as defined in the Loan Agreement) are terminated.

                      On or prior to the Expiration Date, this Warrant may be converted, in whole or in part, at the Holder's option, into the number of shares of Common Stock for each Stock Unit evidenced hereby which is being so converted, equal to (a)(i) the product of (x) the number of shares of Common Stock comprising a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion MINUS (ii) the Exercise Price per Stock Unit at the time of such conversion, DIVIDED BY (b) the Current Market Price per share of Common Stock at the time of such conversion, all as provided in the Warrant Agreement and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      This Warrant is issued under and in accordance with the Warrant Agreement dated as of June 25, 2001 between the Company and certain holders (as the same may be modified and supplemented in accordance with its terms and as in effect from time to time, the "WARRANT AGREEMENT"), and is subject to the terms and provisions of the Warrant Agreement, which terms and provisions are hereby incorporated by reference herein and made a part hereof. Every Holder of this Warrant consents to all of the terms contained in the Warrant Agreement by acceptance hereof.

                      The number of shares of Common Stock or other securities of the Company constituting one "Stock Unit" are subject to adjustment in certain events as provided in the Warrant Agreement.

                      The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder hereof would otherwise be entitled to purchase upon such exercise, the Company may pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise or may be round up to the next whole number of shares.

                      This Warrant may be exchanged either separately or in combination with other Warrants at the office of the Company referred to in
SECTION 15.03 of the Warrant Agreement for new Warrants representing the same aggregate number of Warrants evidenced by the Warrant or Warrants exchanged, upon surrender of this and any other Warrant being exchanged and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

                      The Warrants and the Warrant Stock shall be transferable only upon compliance with the conditions specified in SECTIONS 4 AND 5 of the Warrant Agreement, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions of (and entitled to the benefits of) said SECTIONS 4 AND 5. Upon any such transfer effected in compliance with said SECTIONS 4 AND 5, a new Warrant or new Warrants of different denominations, representing in the aggregate a like number of Warrants, will be issued to the transferee. Every Holder hereof, by accepting this Warrant, consents and agrees with the Company and with every subsequent Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the Warrant register maintained by the Company, the Company may deem and treat the Person in whose name this Warrant is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

                      Nothing contained in the Warrant Agreement or in this Warrant shall be construed as conferring on the holder of any Warrants or his or her transferee any rights whatsoever as a stockholder of the Company.

                      No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder, shall give rise to any liability of such Holder for the Exercise Price or as a Stockholder of the Company, whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

                      Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with SECTION 15.02 of the Warrant Agreement.

                      Each term used herein without definition shall have the meaning assigned thereto in the Warrant Agreement.

                      IN WITNESS WHEREOF, the Company has duly executed this Warrant.


Dated:  June 25, 2001


                                               STUDENT ADVANTAGE, INC.



                                               By___________________________
                                                 Name:
                                                 Title:

                                FORM OF EXERCISE

                      (To be executed by the registered holder hereof) The undersigned registered owner of this Warrant hereby

                    SELECT ONE OF THE FOLLOWING TWO CHOICES:

           [irrevocably exercises this Warrant for the purchase of Stock Units of STUDENT ADVANTAGE, INC., a Delaware corporation, and herewith makes payment therefor in the amount of $_____________, all at the price and on the terms and conditions specified in this Warrant,]

                                       OR

           [irrevocably converts this Warrant into shares of Common Stock of STUDENT ADVANTAGE, INC., a Delaware corporation, all in the manner and on the terms and conditions specified in this Warrant,]

and requests that (i) certificates and/or other instruments covering such Stock Units be issued in accordance with the instructions given below and (ii) if such Stock Units shall not include all of the Stock Units to which the Holder is entitled under this Warrant, that a new Warrant of like tenor and date for the balance of the Stock Units issuable hereunder be delivered to the undersigned.


Dated:  ___________, ____


                                                --------------------------------
                                                (Signature of Registered Holder)

Instructions for issuance and registration of Stock Units:


Name of Registered Holder:____________________________________________
(Please print)

Social Security or Other Identifying Number:__________________________

Please deliver certificate to the following address:


                      ----------------------------------------

                      ----------------------------------------

                      ----------------------------------------

                               FORM OF ASSIGNMENT

                      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:

                                                                    NUMBER OF
NAME OF ASSIGNEE                 ADDRESS                           STOCK UNITS
----------------                 -------                           -----------


Dated:__________________


                                                  ------------------------------
                                                  Signature of Registered Holder

                                                  ------------------------------
                                                  Name of Registered Holder
                                                  (Please Print)


Witness:


--------------------------------------------------------------------------------